FRANKLIN TEMPLETON INVESTMENTS
                                 CODE OF ETHICS
          (pursuant to Rule 17j-1 of the Investment Company Act of 1940 and Rule 204A-1 of the Investment Advisers Act of 1940)
                                       AND
                INSIDER TRADING COMPLIANCE POLICY AND PROCEDURES
                                Revised May 2007

                                TABLE OF CONTENTS

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
CODE OF ETHICS....................................................................................................3

PART 1 - STATEMENT OF PRINCIPLES..................................................................................3
PART 2 - PURPOSE OF THE CODE AND CONSEQUENCES OF NON-COMPLIANCE...................................................5
PART 3 - COMPLIANCE REQUIREMENTS..................................................................................6
PART 4 - REPORTING REQUIREMENTS FOR CODE OF ETHICS PERSONS
         (EXCLUDING INDEPENDENT DIRECTORS OF THE FUNDS AND OF FRI)...............................................16
PART 5 - PRE-CLEARANCE REQUIREMENTS APPLICABLE TO ACCESS PERSONS
         (EXCLUDING INDEPENDENT DIRECTORS OF THE FUNDS) AND PORTFOLIO PERSONS                                    19
PART 6 - REQUIREMENTS FOR INDEPENDENT DIRECTORS OF THE FUNDS.....................................................23
PART 7 - PENALTIES FOR VIOLATIONS OF THE CODE....................................................................25
PART 8 - A REMINDER ABOUT THE FRANKLIN TEMPLETON INVESTMENTS INSIDER TRADING POLICY..............................27
PART 9 - FOREIGN COUNTRY SUPPLEMENTS (CANADA)....................................................................28

APPENDIX A:COMPLIANCE PROCEDURES AND DEFINITIONS.................................................................30

I.                RESPONSIBILITIES OF EACH DESIGNATED COMPLIANCE OFFICER.........................................31
II.               DEFINITIONS OF IMPORTANT TERMS.................................................................38

APPENDIX B:ACKNOWLEDGEMENT FORM AND SCHEDULES....................................................................41

ACKNOWLEDGMENT FORM..............................................................................................42
SCHEDULE A: LEGAL AND COMPLIANCE OFFICERS CODE OF ETHICS ADMINISTRATION DEPT. CONTACT INFO.......................43
SCHEDULE B: QUARTERLY TRANSACTIONS REPORT........................................................................44
SCHEDULE C: INITIAL & ANNUAL DISCLOSURE OF BROKERAGE ACCOUNTS, SECURITIES HOLDINGS AND DISCRETIONARY AUTHORITY...45
SCHEDULE D: NOTIFICATION OF SECURITIES ACCOUNT...................................................................47
SCHEDULE E: NOTIFICATION OF DIRECT OR INDIRECT BENEFICIAL INTEREST...............................................48
SCHEDULE F: CHECKLIST FOR INVESTMENTS IN PARTNERSHIPS AND SECURITIES ISSUED IN LIMITED
            OFFERINGS (PRIVATE PLACEMENTS)                                                                       49
SCHEDULE G: REQUEST FOR APPROVAL TO SERVE AS A DIRECTOR..........................................................51

APPENDIX C:  INVESTMENT ADVISOR AND BROKER-DEALER AND OTHER SUBSIDIARIES OF
             FRANKLIN RESOURCES, INC. - APRIL 2006...............................................................52


APPENDIX D: FRANKLIN RESOURCES, INC. CODE OF ETHICS AND BUSINESS CONDUCT.........................................53


INSIDER TRADING COMPLIANCE POLICY AND PROCEDURES.................................................................64

A.                LEGAL REQUIREMENT..............................................................................64
B.                WHO IS AN INSIDER?.............................................................................64
C.                WHAT IS MATERIAL INFORMATION?..................................................................64
D.                WHAT IS NON-PUBLIC INFORMATION?................................................................65




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E.                BASIS FOR LIABILITY............................................................................65
F.                PENALTIES FOR INSIDER TRADING..................................................................65
G.                INSIDER TRADING PROCEDURES.....................................................................66
H.                GENERAL ACCESS CONTROL PROCEDURES..............................................................67

FAIR DISCLOSURE POLICIES AND PROCEDURES..........................................................................68

A.                WHAT IS REGULATION FD?.........................................................................68
B.                FTI'S CORPORATE POLICY FOR REGULATION FD.......................................................68
C.                GENERAL PROVISIONS OF REGULATION FD............................................................68
D.                PERSONS TO WHOM SELECTIVE DISCLOSURE MAY NOT BE MADE:..........................................69
E.                EXCLUSIONS FROM REGULATION FD..................................................................69
F.                METHODS OF PUBLIC DISCLOSURE:..................................................................70
G.                TRAINING.......................................................................................70
H.                REPORTING CONSEQUENCES.........................................................................70
I.                QUESTIONS......................................................................................70
J.                FREQUENTLY ASKED QUESTIONS.....................................................................70
K.                SUPPLEMENTAL INFORMATION - SECS DIVISION OF CORPORATE FINANCE..................................72

APPENDIX E.       CHINESE WALL POLICY............................................................................77

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                                 CODE OF ETHICS

         The Code of Ethics (the "Code") and Insider Trading Compliance Policy and Procedures (the "Insider Trading Policy"), including any supplemental memoranda is applicable to all officers, directors, employees and certain designated temporary employees (collectively, "Code of Ethics Persons") of Franklin Resources, Inc. ("FRI"), all of its subsidiaries, and the funds in the Franklin Templeton Group of Funds (the "Funds") (collectively, "Franklin Templeton Investments"). The subsidiaries listed in Appendix C of the Code, together with Franklin Resources, Inc. and the Funds, have adopted the Code and Insider Trading Policy.
         The Code summarizes the values, principles and business practices that guide Franklin Templeton Investments' business conduct, provides a set of basic principles for Code of Ethics Persons regarding the conduct expected of them and also establishes certain reporting requirements applicable to Supervised and Access Persons (defined below). It is the responsibility of all Code of Ethics Persons to maintain an environment that fosters fairness, respect and integrity. Code of Ethics Persons are expected to seek the advice of a supervisor or the Code of Ethics Administration Department with any questions on the Code and/or the Insider Trading Policy.
         In addition to this Code, the policies and procedures prescribed under the Code of Ethics and Business Conduct adopted by Franklin Resources, Inc. are additional requirements that apply to certain Code of Ethics Persons. Please see Appendix D for the full text of the Code of Ethics and Business Conduct. Executive Officers, Directors and certain other designated employees of FRI will also be subject to additional requirements with respect to the trading of the securities of FRI (i.e. BEN shares).

PART 1 - Statement of Principles
         All Code of Ethics Persons are required to conduct themselves in a lawful, honest and ethical manner in their business practices. Franklin Templeton Investments' policy is that the interests of its Funds' shareholders and clients are paramount and come before the interests of any Code Of Ethics Person.



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         The personal investing activities of Code of Ethics Persons must be conducted in a manner to avoid actual or potential conflicts of interest with Fund shareholders and other clients of any Franklin Templeton adviser.
         Code of Ethics Persons shall use their positions with Franklin Templeton Investments and any investment opportunities they learn of because of their positions with Franklin Templeton Investments in a manner consistent with applicable Federal Securities Laws and their fiduciary duties to use such opportunities and information for the benefit of the Funds' shareholders and clients.
         Information concerning the identity of security holdings and financial circumstances of Funds and other clients is confidential and all Code of Ethics Persons must vigilantly safeguard this sensitive information.

         Lastly, Code of Ethics Persons shall not, in connection with the purchase or sale of a security, including any option to purchase or sell, and any security convertible into or exchangeable for, any security that is "held or to be acquired" by a Fund:

A.       employ any device, scheme or artifice to defraud a Fund;

B. make to a Fund any untrue statement of a material fact or omit to state to a Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

C. engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon a Fund; or

D.       engage in any manipulative practice with respect to a Fund.

         A security is "held or to be acquired" if within the most recent 15 days it (i) is or has been held by a Fund, or (ii) is being or has been considered by a Fund or its investment adviser for purchase by the Fund.



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PART 2 - Purpose of the Code and Consequences of Non-compliance

         It is important that you read and understand the Code because its purpose is to help all of us comply with the law and to preserve and protect the outstanding reputation of Franklin Templeton Investments.

         Any violation of the Code or Insider Trading Policy including engaging in a prohibited transaction or failure to file required reports may result in disciplinary action, up to and including termination of employment and/or referral to appropriate governmental agencies.

         All Code of Ethics Persons must report violations of the Code and the Insider Trading Policy whether committed by themselves or by others promptly to their supervisor or the Code of Ethics Administration Department. If you have any questions or concerns about compliance with the Code or Insider Trading Policy you are encouraged to speak with your supervisor or the Code of Ethics Administration Department. In addition, you may call the Compliance and Ethics Hotline at 1-800-636-6592. Calls to the Compliance and Ethics Hotline may be made anonymously. Franklin Templeton Investments will treat the information set forth in a report of any suspected violation of the Code or Insider Trading Policy in a confidential manner and will conduct a prompt and appropriate evaluation and investigation of any matter reported. Code of Ethics Persons are expected to cooperate in investigations of reported violations. To facilitate employee reporting of violations of the Code or Insider Trading Policy, Franklin Templeton Investments will not allow retaliation against anyone who has made a report in good faith.



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PART 3 - Compliance Requirements


3.1      Who Is Covered by the Code and How Does It Work?

         The Statement of Principles contained in the Code and the policies and procedures prescribed under the Code of Ethics and Business Conduct contained in Appendix D must be observed by all Code of Ethics Persons. All officers, directors, employees and certain designated temporary employees of Franklin Templeton Investments are Code of Ethics Persons. However, depending on which of the categories described below that you are placed, there are different types of restrictions and reporting requirements placed on your personal investing activities. The category in which you will be placed generally depends on your job function, although unique circumstances may result in your placement in a different category. If you have any questions regarding which category you are a member of and the attendant responsibilities, please contact the Code of Ethics Administration Department.

     (1) Supervised Persons: Supervised persons are a U.S. registered investment adviser's partners, officers, directors (or other persons occupying a similar status or performing similar functions), and employees, as well as any other person who provides advice on behalf of the adviser and are subject to the supervision and control of the adviser.

     (2) Access Persons: Access Persons are those persons who: have access to nonpublic information regarding Funds' or clients' securities transactions; or are involved in making securities recommendations to Funds or clients; or have access to recommendations that are nonpublic; or have access to nonpublic information regarding the portfolio holdings of Reportable Funds. Examples of "access to nonpublic information" include having access to trading systems, portfolio accounting systems, research databases or settlement information. Thus, Access Persons are those people who are in a position to exploit information about Funds' or clients' securities transactions or holdings. Administrative, technical and clerical personnel may be deemed Access Persons if their functions or duties give them access to such nonpublic information.

          The following are some of the departments, which would typically (but not exclusively) include Access Persons. Please note however that whether you are an Access Person is based on an analysis of the types of information that you have access to and the determination will be made on a case-by-case basis:
          o    fund accounting;
          o    futures associates;
          o    global compliance;
          o    portfolio administration;
          o    private client group/high net worth; and
          o anyone else designated by the Director of Global Compliance and/or the Chief Compliance Officer.


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     In addition, you are an Access Person if you are any of the following:

          o    an officer or director of the Funds;
          o an officer or director of an investment advisor or broker-dealer subsidiary of Franklin Templeton Investments; or
          o    a person that controls those entities

          Note: Under this definition, an independent director of FRI would not be considered an Access Person.

(3) Portfolio Persons: Portfolio Persons are a subset of Access Persons and are those employees of Franklin Templeton Investments, who, in connection with his or her regular functions or duties, makes or participates in the decision to purchase or sell a security by a Fund or any other client or if his or her functions relate to the making of any recommendations about those purchases or sales. Portfolio Persons include:
          o    portfolio managers;
          o    research analysts;
          o    traders;
          o employees serving in equivalent capacities (including Futures Associates);
          o    employees supervising the activities of Portfolio Persons; and
          o anyone else designated by the Director of Global Compliance and/or the Chief Compliance Officer.

(4) Non-Access Persons: If you are an employee or temporary employee of Franklin Templeton Investments AND you do not fit into any of the above categories, you are a Non-Access Person. Because you do not receive nonpublic information about Fund/Client portfolios, you are subject only to the prohibited transaction provisions described in 3.4 of the Code, the Statement of Principles and the Insider Trading Policy and the policies and procedures prescribed under the FRI Code of Ethics and Business Conduct. The independent directors of FRI are Non-Access Persons.

         You will be notified about which of the category(ies) you are considered to be a member of at the time you become affiliated with Franklin Templeton Investments and also if you become a member of a different category.
         As described further below, the Code prohibits certain types of transactions and requires pre-clearance and reporting of others. Non-Access Persons and Supervised Persons do not have to pre-clear their security transactions, and, in most cases, do not have to report their transactions. Independent Directors of the Funds also need not pre-clear or report on any securities transactions unless they knew, or should have known that, during the 15-day period before or after the transaction, the security was purchased or sold or considered for purchase or sale by a Fund. However, personal investing activities of all Code of Ethics Persons are to be conducted in compliance with the prohibited transactions provisions contained in Section 3.4, the



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Statement of Principles, the Insider Trading Policy, the FRI Code of Ethics and
Business Conduct Code and all other applicable policies and procedures.

3.2      What Accounts and Transactions Are Covered?

         The Code covers:

        1. Securities accounts/transactions in which you have direct or indirect beneficial ownership.
         You are considered to have "beneficial ownership" of a security if you, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, have or share a direct or indirect economic interest in a security. There is a presumption that you have an economic interest in securities held or acquired by members of your immediate family sharing the same household. Thus, a transaction by or for the account of your spouse, or other immediate family member living in your home would be treated as though the transaction were your own.

         2. Transactions for an account in which you have an economic interest (other than the account of an unrelated client for which advisory fees are received) and have or share investment control.

         For example, if you invest in a corporation that invests in securities and you have or share control over its investments, that corporation's securities transactions would generally be treated as though they were your own.

         3. Securities in which you do not have an economic interest (that are held by a partnership, corporation, trust or similar entity) however, you either have control of such entity, or have or share control over its investments.

         For example, if you were the trustee of a trust or foundation but you did not have an economic interest in the entity (i.e., you are not the trustor (settlor) or beneficiary) the securities transactions would be treated as though they were your own if you had voting or investment control of the trust's assets or you had or shared control over its investments.

Accordingly, each time the words "you" or "your" are used in this document, they apply not only to your personal transactions and accounts, but to all the types of accounts and transactions described


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above.  If you  have  any  questions  as to  whether  a  particular  account  or transaction is covered by the Code, please contact the Code of Ethics Administration Department 650-312-3693 (ext. 23693) for guidance.

3.3      What Securities Are Exempt From the Code of Ethics?
         You do not need to pre-clear or report transactions in the following types of securities:

           (1) direct obligations of the U.S. government (i.e. securities issued or guaranteed by the U.S. government such as Treasury bills, notes and bonds including U.S. savings bonds and derivatives thereof);

           (2) money market instruments - banker's acceptances, bank certificates of deposits, commercial paper, repurchase agreements and other high quality short-term debt instruments;

           (3)    shares of money market funds;

           (4) shares issued by unit investment trusts that are invested exclusively in one or more open-end funds, none of which are Reportable Funds.

           (5) shares issued by U.S. registered open-end funds (I.E. mutual funds) other than Reportable Funds"


         Transactions in the types of securities listed above are also exempt from: (i) the prohibited transaction provisions contained in Section 3.4; (ii) the additional requirements applicable to Portfolio Persons; and (iii) the applicable reporting requirements contained in Part 4.

3.4 Prohibited Transactions and Transactions Requiring Pre-approval for Code of Ethics
Persons

         A.       "Intent" Is Important
         The transactions described below comprise a non-exclusive listing of those transactions that have been determined by the courts and the SEC to be prohibited by law. These types of transactions are a violation of the Statement of Principles and are prohibited. It should be noted that pre-clearance, which is a cornerstone of our compliance efforts, cannot detect inappropriate or illegal transactions, which are by their definition dependent upon intent. Therefore, personnel of the Code of Ethics Administration Department can assist you with compliance with the Code however, they cannot guarantee any particular transaction complies with the Code or any applicable law. The fact that your proposed transaction receives pre-clearance may not provide a full and complete defense to an accusation of a violation of the Code or of any laws. For example, if you executed a transaction for which you received pre-clearance, or if the transaction was exempt from pre-clearance (e.g., a transaction for 500 shares or less), that would not preclude a subsequent finding that front-


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


running or scalping occurred because such activity is dependent upon your intent. In other words, your intent may not be able to be detected or determined when a particular transaction request is analyzed for pre-clearance, but can only be determined after a review of all the facts.

         In the final analysis, adherence to the principles of the Code remains the responsibility of each person effecting personal securities transactions.

         B.       Code Of Ethics Persons - Prohibitions and Requirements

             1.       Front running:  Trading Ahead of a Fund or Client

         You shall not front-run any trade of a Fund or client. The term "front run" means knowingly trading before a contemplated transaction by a Fund or client of any Franklin Templeton adviser, whether or not your trade and the Fund's or client's trade take place in the same market. Front running is prohibited whether or not you realize a profit from such a transaction. Thus, you may not:
          (a) purchase a security if you intend, or know of Franklin Templeton Investments' intention, to purchase that security or a related security on behalf of a Fund or client, or
          (b) sell a security if you intend, or know of Franklin Templeton Investments' intention, to sell that security or a related security on behalf of a Fund or client.

                  2.       Scalping
         You shall not purchase a security (or its economic equivalent) with the intention of recommending that the security be purchased for a Fund or client, or sell short a security (or its economic equivalent) with the intention of recommending that the security be sold for a Fund or client. Scalping is prohibited whether or not you realize a profit from such a transaction.

                  3.       Trading Parallel to a Fund or Client
         You shall not either buy a security if you know that the same or a related security is being bought contemporaneously by a Fund or client, or sell a security if you know that the same or a related security is being sold contemporaneously by a Fund or client.
Refer to Section I.A., "Pre-clearance Standards," of Appendix A of the Code for more details regarding the pre-clearance of personal securities transactions.


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                  4. Trading Against a Fund or Client You shall not:

(a) buy a security if you know that a Fund or client is selling the same or a related security; or has sold the security or

(b) sell a security if you know that a Fund or client is buying the same or a related security, or has bought the security.

     Refer to Section I.A., "Pre-clearance Standards," of Appendix A of the Code for more details regarding the pre-clearance of personal securities transactions.

           5. Using Proprietary Information for Personal Transactions

       You shall not buy or sell a security based on Proprietary Information (1) without disclosing such information and receiving written authorization from the Code of Ethics Administration Department. If you wish to purchase or sell a security about which you obtained such information, you must provide a written report of all of the information you obtained regarding the security to the Appropriate Analyst(s)(2). You may then receive permission to purchase or sell such security if the Appropriate Analyst(s) confirms to the Code of Ethics Administration Department that there is no intention to engage in a transaction regarding the security within the next seven (7) calendar days on behalf of an Associated Client(3) and you subsequently pre-clear a request to purchase or sell such security.

--------------------------------------
(1) Proprietary Information: Information that is obtained or developed during the ordinary course of employment with Franklin Templeton Investments, whether by you or someone else, and is not available to persons outside of Franklin Templeton Investments. Examples of such Proprietary Information include, among other things, internal research reports, research materials supplied to Franklin Templeton Investments by vendors and broker-dealers not generally available to the public, minutes of departmental/research meetings and conference calls, and communications with company officers (including confidentiality agreements). Examples of non-Proprietary Information include information found in mass media publications (e.g., The Wall Street Journal, Forbes, and Fortune), certain specialized publications available to the public (e.g., Morningstar, Value Line, Standard and Poors), and research reports available to the general public.
(2) Appropriate Analyst: Any securities analyst or portfolio manager, other than you, making recommendations or investing funds on behalf of any Associated Client, who may be reasonably expected to recommend or consider the purchase or sale of the security in question.
(3) Associated Client: A Fund or client whose trading information would be available to the Access Person during the course of his or her regular functions or duties.




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             6. Certain Transactions in Securities of Franklin Resources,
                Inc., and Affiliated Closed-end Funds

You shall not effect a short sale of the securities, including "short sales against the box" of Franklin Resources, Inc., or any of the Franklin Templeton Group of closed-end funds, or any other security issued by Franklin Templeton Investments. This prohibition would also apply to effecting economically equivalent transactions, including, but not limited to purchasing and selling call or put options and swap transactions or other derivatives. Officers and directors of Franklin Templeton Investments who are covered by Section 16 of the Securities Exchange Act of 1934, are reminded that their obligations under
Section 16 are in addition to their obligations under this Code and other additional requirements with respect to pre-clearance and Rule 144 affiliate policies and procedures.

             7. Short Term Trading or "Market Timing" in the Funds.

         Franklin Templeton Investments seeks to discourage short-term or excessive trading, often referred to as "market timing." Code of Ethics Persons must be familiar with the "Market Timing Trading Policy" described in the prospectus of each Fund in which they invest and must not engage in trading activity that might violate the purpose or intent of that policy. Accordingly, all directors, officers and employees of Franklin Templeton Investments must comply with the purpose and intent of each fund's Market Timing Trading Policy and must not engage in any short-term or excessive trading in Funds. The Trade Control Team of each Fund's transfer agent will monitor trading activity by directors, officers and employees and will report to the Code of Ethics Administration Department, trading patterns or behaviors that may constitute short-term or excessive trading. Given the importance of this issue, if the Code of Ethics Administration Department determines that you engaged in this type of activity, you will be subject to discipline, up to and including termination of employment and a permanent suspension of your ability to purchase shares of any Funds. This policy applies to Franklin Templeton funds including those Funds purchased through a 401(k) plan and to funds that are sub-advised by an investment adviser subsidiary of Franklin Resources, Inc., but does not apply to purchases and sales of Franklin Templeton money fund shares.




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                8.  Service as a Director
         Code of Ethics Persons (excluding Independent Directors of FRI) may not serve as a director, trustee, or in a similar capacity for any public or private company (excluding not-for-profit companies, charitable groups, and eleemosynary organizations) unless you receive approval from the CEO of Franklin Resources, Inc. and it is determined that your service is consistent with the interests of the Funds and clients of Franklin Templeton Investments. You must notify the Code of Ethics Administration Department, of your interest in serving as a director, including your reasons for electing to take on the directorship by completing Schedule G. The Code of Ethics Administration Department will process the request through the Franklin Resources, Inc. CEO. If approved by the CEO of Franklin Resources, Inc. procedures applicable to serving as an outside director will be furnished to you by the Code of Ethics Administration Department. FRI Independent Directors are subject to the FRI Corporate Governance Guidelines with respect to service on another company's board.

    C. Access Persons (excluding Independent Directors of the Funds) and Portfolio Persons - Additional Prohibitions and Requirements

                  1.       Securities Sold in a Public Offering

          Access Persons shall not buy securities in any initial public offering, or a secondary offering by an issuer except for offerings of securities made by closed-end funds that are either advised or sub-advised by a Franklin Templeton Investments adviser. Although exceptions are rarely granted, they will be considered on a case-by-case basis and only in accordance with procedures contained in section I.B. of Appendix A.

                2. Interests in Partnerships and Securities Issued in Limited

     Offering (Private Placements) Access Persons shall not invest in limited partnerships (including interests in limited liability companies, business trusts or other forms of "hedge funds") or other securities in a Limited Offering (private placement) without pre-approval from the Code of Ethics Administration Department. In order to seek consideration for pre-approval you must:

(a)  complete the Limited Offering (Private Placement) Checklist (Schedule F)
(b) provide supporting documentation (e.g., a copy of the offering memorandum); and
(c)  obtain approval of the appropriate Chief Investment Officer; and



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(d)  submit all documents to the Code of Ethics Administration Department.

     Approvals for such investments will be determined by the Director of Global Compliance or the Chief Compliance Officer. Under no circumstances will approval be granted for investments in "hedge funds" that are permitted to invest in registered open-end investment companies ("mutual funds") or registered closed-end investment companies.

D.       Portfolio Persons - Additional Prohibitions and Requirements

                  1.       Short Sales of Securities
         Portfolio Persons shall not sell short any security held by Associated Clients, including "short sales against the box." This prohibition also applies to effecting economically equivalent transactions, including, but not limited to, sales of uncovered call options, purchases of put options while not owning the underlying security and short sales of bonds that are convertible into equity positions.

                  2.       Short Swing Trading
         Portfolio Persons shall not profit from the purchase and sale or sale and purchase within sixty (60) calendar days of any security in all his/her personal accounts taken in aggregate , including derivatives. Portfolio Persons are responsible for transactions that may occur in margin and option accounts and all such transactions must comply with this restriction.(4)
         This restriction does not apply to:

(a) trading within a sixty (60) calendar day period if you do not realize a profit and you do not violate any other provisions of this Code; and


(b) profiting on the purchase and sale or sale and purchase within sixty (60) calendar days of the following securities:

     |X| securities that are direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, and U.S. Savings Bonds and derivatives thereof;

     |X| high quality short-term instruments ("money market instruments") including but not limited to (i) bankers' acceptances, (ii) U.S. bank certificates of deposit; (iii) commercial paper; and (iv) repurchase agreements;



----------------------------------------------------------
(4) This restriction applies equally to transactions occurring in margin and option accounts, which may not be due to direct actions by the Portfolio Person. For example, a stock held less than sixty (60) days that is sold to meet a margin call or the underlying stock of a covered call option held less than sixty (60) days that is called away, would be a violation of this restriction if these transactions resulted in a profit for the Portfolio Person.



18570-5                                                                      14

     |X| shares of any registered open-end investment companies including Exchange Traded Funds (ETF), Holding Company Depository Receipts (Hldrs) and shares of Franklin Templeton Funds subject to the short term trading (market timing) policies described in each Fund's prospectus.

     |X|


         Calculation of profits during the sixty (60) calendar day holding period generally will be based on "last-in, first-out" ("LIFO"). Portfolio Persons may elect to calculate their sixty (60) calendar day profits on either a LIFO or FIFO ("first-in, first-out") basis only if there has not been any activity in such security by their Associated Clients during the previous sixty (60) calendar days.

       3.       Disclosure of Interest in a Security and Method of Disclosure

         As a Portfolio Person, you must promptly disclose your direct or indirect beneficial interest in a security whenever you learn that the security is under consideration for purchase or sale by an Associated Client and you;

     (a)  Have or share investment control of the Associated Client;

     (b) Make any recommendation or participate in the determination of which recommendations shall be made on behalf of the Associated Client; or

     (c) Have functions or duties that relate to the determination of which recommendation shall be made to the Associated Client.

         In such instances, you must initially disclose that beneficial interest orally to the primary portfolio manager (or other Appropriate Analyst) of the Associated Client(s) or the appropriate Chief Investment Officer. Following that oral disclosure, you must send a written acknowledgment of that interest on Schedule E (or on a form containing substantially similar information) that has been signed by the primary portfolio manager, with a copy to the Code of Ethics Administration Department.





18570-5                                                                      15

PART 4 - Reporting Requirements for Code of Ethics Persons (excluding Independent Directors of the Funds and of FRI)

         References to Access Persons in this Part 4 do not apply to the Independent Directors of the Funds and of FRI. Reporting requirements applicable to Independent Directors of the Funds are separately described in Part 6.

4.1 Reporting of Beneficial Ownership and Securities Transactions

         Compliance with the following personal securities transaction reporting procedures is essential to meeting our responsibilities with respect to the Funds and other clients as well as complying with regulatory requirements. You are expected to comply with both the letter and spirit of these requirements by completing and filing all reports required under the Code in a timely manner. If you have any questions about which reporting requirements apply to you, please contact the Code of Ethics Administration Department.

4.2      Initial Reports

          A. Acknowledgement Form (Supervised Persons, Access Persons and Portfolio Persons)

         All Supervised Persons, Access Persons and Portfolio Persons must complete and return an executed Acknowledgement Form to the Code of Ethics Administration Department no later than ten (10) calendar days after the date the person is notified by a member of the Code of Ethics Administration Department.

          B. Schedule C - Initial & Annual Disclosure of Brokerage Accounts, Securities Holdings and Discretionary Authority (Access Persons and Portfolio Persons)

         In addition, all Access Persons and Portfolio Persons must also file Schedule C (Initial & Annual Disclosure of Brokerage Accounts, Securities Holdings and Discretionary Authority) with the Code of Ethics Administration Department no later than ten (10) calendar days after becoming an Access or Portfolio Person. The submitted information must be current as of a date not more than forty-five (45) days prior to becoming an Access or Portfolio Person.





18570-5                                                                      16

4.3      Quarterly Transaction Reports
A.       Access Persons and Portfolio Persons
         You must report all securities transactions except for those (1) in any account over which you had no direct or indirect influence or control; (2) effected pursuant to an Automatic Investment Plan (however, any transaction that overrides the preset schedule or allocations of the automatic investment plan must be included in a quarterly transaction report); (3) that would duplicate information contained in broker confirmations or statements provided no later than thirty (30) days after the end of each calendar quarter. You must provide the Code of Ethics Administration Department no later than thirty (30) calendar days after the end of each calendar quarter, with either; (i) copies of all broker's confirmations and statements (which may be sent under separate cover by the broker) showing all your securities transactions and holdings in such securities, or (ii) a completed Schedule B (Transactions Report). Please use Schedule B only when your securities transactions do not generate a statement or do not take place in a brokerage account. Brokerage statements and confirmations submitted must include all transactions in securities in which you have, or by reason of the transaction acquire any direct or indirect beneficial ownership, including transactions in a discretionary account and transactions for any account in which you have any economic interest and have or share investment control. Please remember that you must report all securities acquired by gift, inheritance, vesting,(5) stock splits, merger or reorganization of the issuer of the security.
         Failure to timely report transactions is a violation of Rule 17j-1, Rule 204A-1, as well as the Code, and will be reported to the Director of Global Compliance and/or the Fund's Board of Directors and may also result in disciplinary action, up to and including, termination.

4.4      Annual Reports

A. Securities Accounts and Securities Holdings Reports (Access Persons and Portfolio Persons)

         You must file a report of all personal securities accounts and securities holdings on Schedule C (Initial, Annual Disclosure of Brokerage Accounts, Securities Holdings and Discretionary Authority), with the Code of Ethics Administration Department, annually by February 1st. You must report the name and



----------------------------------------------
(5) You are not required to separately report the vesting of shares or options of Franklin Resources, Inc., received pursuant to a deferred compensation plan as such information is already maintained.


18570-5                                                                      17
description of each securities account in which you have a direct or indirect beneficial interest, including securities accounts of your immediate family residing in the same household. You must provide information on any account that is covered under Section 3.2 of the Code.

         This report should include all of your securities holdings, including any security acquired by a transaction, gift, inheritance, vesting, merger or reorganization of the issuer of the security, in which you have any direct or indirect beneficial ownership, including securities holdings in a discretionary account. Your securities holding information must be current as of a date no more than forty-five (45) days before the report is submitted. You may attach copies of year-end brokerage statements to Schedule C in lieu of listing each of your security positions on the Schedule.

B.   Acknowledgement Form (Supervised Persons, Access Persons and Portfolio
     Persons)

         Supervised Persons, Access Persons and Portfolio Persons will be asked to certify by February 1st annually that they have complied with and will comply with the Code and Insider Trading Policy by filing the Acknowledgment Form with the Code of Ethics Administration Department.

4.5 Brokerage Accounts and Confirmations of Securities Transactions (Access Persons and Portfolio Persons)

         Before or at a time contemporaneous with opening a brokerage account with a registered broker-dealer, or a bank, or placing an initial order for the purchase or sale of securities with that broker-dealer or bank, you must:

          (1) notify the Code of Ethics Administration Department, in writing, by completing Schedule D (Notification of Securities Account) or by providing substantially similar information; and

          (2) notify the institution with which you open the account, in writing, of your association with Franklin Templeton Investments.

         The Code of Ethics Administration Department will request, in writing, that the institution send duplicate copies of confirmations and statements for all transactions effected in the account simultaneously with their mailing of such confirmation and statement to you.
         If you have an existing account on the effective date of this Code or upon becoming an Access or Portfolio Person, you must comply within ten (10) days with conditions (1) and (2) above.





18570-5                                                                      18

PART 5 - Pre-clearance Requirements Applicable to Access Persons (excluding Independent Directors of the Funds) and Portfolio Persons

References to Access Persons in this Part 5 do not apply to the Independent Directors of the Funds. Pre-clearance requirements applicable to Independent Directors of the Funds are separately described in Part 6.

                  Prior Approval (Pre-Clearance) of Securities Transactions

         A.       Length of Approval
         You shall not buy or sell any security without first contacting a member of the Code of Ethics Administration Department either electronically or by phone and obtaining his or her approval, unless your proposed transaction is covered by paragraph B below. Approval for a proposed transaction will remain valid until the close of the business day following the day pre-clearance is granted but may be extended in special circumstances, shortened or rescinded, as explained in the section entitled Pre-clearance Standards in Appendix A.

         B.       Securities Not Requiring Pre-clearance
         You do not need to request pre-clearance for the types of securities or transactions listed below. However, all other provisions of the Code apply, including, but not limited to: (i) the prohibited transaction provisions contained in Part 3.4 such as front-running; (ii) the additional compliance requirements applicable to Portfolio Persons contained in Part 4, (iii) the applicable reporting requirements contained in Part 4; and (iv) insider trading prohibitions described in the Insider Trading Policy.
         If you have any questions, contact the Code of Ethics Administration Department before engaging in the transaction. If you have any doubt whether you have or might acquire direct or indirect beneficial ownership or have or share investment control over an account or entity in a particular transaction, or whether a transaction involves a security covered by the Code, you should consult with the Code of Ethics Administration Department before engaging in the transaction.
You need not pre-clear the following types of transactions or securities:




18570-5                                                                      19

(1) Franklin Resources, Inc., and Closed-End Funds of Franklin Templeton Group of Funds . Purchases and sales of securities of Franklin Resources, Inc. and closed-end funds of Franklin Templeton Group of Funds as these securities cannot be purchased on behalf of our advisory clients.(6)

(2)  Shares of open-end investment companies (including Reportable Funds)

(3)  Small Quantities (Not applicable to option transactions).
     o Transactions of 500 shares or less of any security regardless of where it is traded in any 30-day period; or
     o Transactions of 1000 shares or less of the top 50 securities by volume during the previous calendar quarter on the NYSE or NASDAQ NMS(does not include Small Cap or OTC) in any 30-day period. You can find this list at http://intranet/leglcomp/codeofethics/top50.xls.
     o Transactions in municipal bonds with a face value of $100,000 or less in any 30-day period.
     o Option Transactions and Municipal Bond Transactions: The small quantities rule is not applicable to option and municipal bond transactions. All option and municipal bond transactions must be pre-cleared except for employer stock options as noted in Employer Stock Option Programs below.

     Please note that you may not execute any transaction, regardless of quantity, if you learn that the Funds or clients are active in the security. It will be presumed that you have knowledge of Fund or client activity in the security if, among other things, you are denied approval to go forward with a transaction request.

(4) Dividend Reinvestment Plans: Transactions made pursuant to dividend reinvestment plans ("DRIPs") do not require pre-clearance regardless of quantity or Fund activity.

(5) Government Obligations. Transactions in securities issued or guaranteed by the governments of the United States, Canada, the United Kingdom, France, Germany, Switzerland, Italy and Japan, or their agencies or instrumentalities, or derivatives thereof.

(6) Payroll Deduction Plans. Securities purchased by an Access Person's spouse pursuant to a payroll deduction program, provided the Access Person has previously notified the Code of Ethics Administration Department in writing that their spouse will be participating in the payroll deduction program.

(7) Employer Stock Option Programs. Transactions involving the exercise and/or purchase by an Access Person or an Access Person's spouse of securities pursuant to a program sponsored by a company employing the Access Person or Access Person's spouse.

(8) Pro Rata Distributions. Purchases effected by the exercise of rights issued pro rata to all holders of a class of securities or the sale of rights so received.


----------------------------------------------------
(6) Officers, directors and certain other designated employees of FRI and its affiliated closed-end funds may be subject to additional ownership reporting and pre-clearance requirements with respect to BEN shares and shares of affiliated closed-end shares as well as certain Rule 144 affiliated policies and procedures.. Contact the Code of Ethics Administration Department for additional information. See also the attached Insider Trading Policy.


18570-5                                                                      20

(9) Tender Offers. Transactions in securities pursuant to a bona fide tender offer made for any and all such securities to all similarly situated shareholders in conjunction with mergers, acquisitions, reorganizations and/or similar corporate actions. However, tenders pursuant to offers for less than all outstanding securities of a class of securities of an issuer must be pre-cleared.

(10) Securities Prohibited for Purchase by the Funds and other Clients. Transactions in any securities that are prohibited investments for all Funds and clients advised by the entity employing the Access Person.

(11) No Investment Control. Transactions effected for an account or entity over which you do not have or share investment control (i.e., an account where someone else exercises complete investment control).

(12) No Beneficial Ownership. Transactions in which you do not acquire or dispose of direct or indirect beneficial ownership (i.e., an account where in you have no financial interest).

(13) ETFs and Holdrs. Transactions in Exchange-Traded Funds and Holding Company Depository Receipts.

(14)            Variable Rate Demand Obligation/Note transactions.

         C.       Discretionary Accounts
         You need not pre-clear transactions in any discretionary account for which a registered broker-dealer, a registered investment adviser, or other investment manager acting in a similar fiduciary capacity, exercises sole investment discretion, if the following conditions are met:(7)

(1) The terms of each account relationship ("Agreement") must be in writing and filed with the Code of Ethics Administration Department prior to any transactions.

(2) Any amendment to each Agreement must be filed with the Code of Ethics Administration Department prior to its effective date.

(3) The Access Person certifies to the Code of Ethics Administration Department at the time such account relationship commences, and annually thereafter, as contained in Schedule C of the Code that such Access Person does not have direct or indirect influence or control over the account, other than the right to terminate the account.

---------------------------------------------------
(7) Please note that these conditions apply to any discretionary account in existence prior to the effective date of this Code or prior to your becoming an Access Person. Also, the conditions apply to transactions in any discretionary account, including pre-existing accounts, in which you have any direct or indirect beneficial ownership, even if it is not in your name.


18570-5                                                                      21

(4) Additionally, any discretionary account that you open or maintain with a registered broker-dealer, a registered investment adviser, or other investment manager acting in a similar fiduciary capacity must provide duplicate copies of confirmations and statements for all transactions effected in the account simultaneously with their delivery to you. If your discretionary account acquires securities that are not reported to the Code of Ethics Administration Department by a duplicate confirmation, such transaction must be reported to the Code of Ethics Administration Department on Schedule B (Quarterly Transactions Report) no later than thirty (30) days after the end of the calendar quarter after you are notified of the acquisition.(8)

         However, if prior to making any request you advised the discretionary account manager to enter into or refrain from a specific transaction or class of transactions, you must first consult with the Code of Ethics Administration Department and obtain approval prior to making such request.



---------------------------------------------------
(8) Any pre-existing agreement must be promptly amended to comply with this condition. The required reports may be made in the form of an account statement if they are filed by the applicable deadline.



18570-5                                                                      22

PART 6 - Requirements for Independent Directors of the Funds

6.1      Pre-clearance Requirements

         Independent Directors of the Funds shall pre-clear or report on any securities transactions if they knew or should have known that during the 15-day period before or after the transaction the security was purchased or sold or considered for purchase or sale by the Fund. Such pre-clearance and reporting requirements shall not apply to securities transactions conducted in an account where an Independent Director has granted full investment discretion to a brokerage firm, bank or investment advisor or conducted in a trust account in which the trustee has full investment discretion.

6.2      Reporting Requirements

         A. Initial Reports
              1.    Acknowledgement Form
              Independent Directors of the Funds must complete and return an executed Acknowledgement Form to the Code of Ethics Administration Department no later than ten (10) calendar days after the date the person becomes an Independent Director of the Fund.

               2. Disclosure of Securities Holdings, Brokerage Accounts and Discretionary Authority
              Independent Directors of the Funds are not required to disclose any securities holdings, brokerage accounts, including brokerage accounts where he/she has granted discretionary authority to a brokerage firm, bank or investment adviser.

         B. Quarterly Transaction Reports
         Independent Directors of the Funds are not required to file any quarterly transaction reports unless he/she knew or should have known that, during the 15-day period before or after a transaction, the security was purchased or sold, or considered for purchase or sale, by a Fund or by Franklin Templeton Investments on behalf of a Fund.



18570-5                                                                      23

         C.  Annual Reports
         Independent Directors of the Funds will be asked to certify by February 1st annually that they have complied with and will comply with the Code and Insider Trading Policy by filing the Acknowledgment Form with the Code of Ethics Administration Department.



18570-5                                                                      24

 PART 7 - Penalties for Violations of the Code
         The Code is designed to assure compliance with applicable laws and to maintain shareholder confidence in Franklin Templeton Investments.
         In adopting this Code, it is the intention of the Boards of Directors/Trustees of the subsidiaries listed in Appendix C of this Code, together with Franklin Resources, Inc., and the Funds, to attempt to achieve 100% compliance with all requirements of the Code but recognize that this may not be possible. Certain incidental failures to comply with the Code are not necessarily a violation of the law or the Code. Such violations of the Code not resulting in a violation of law or the Code will be referred to the Director of Global Compliance and/or the Chief Compliance Officer and/or the relevant management personnel, and disciplinary action commensurate with the violation, if warranted, will be imposed. Additionally, if you violate any of the enumerated prohibited transactions contained in Parts 3 and 4 of the Code, you will be expected to give up any profits realized from these transactions to Franklin Resources, Inc. for the benefit of the affected Funds or other clients. If Franklin Resources, Inc. cannot determine which Funds or clients were affected the proceeds will be donated to a charity chosen either by you or by Franklin Resources, Inc. Please refer to the following page for guidance on the types of sanctions that would likely be imposed for violations of the Code.
         Failure to disgorge profits when requested or even a pattern of violations that individually do not violate the law or the Code, but which taken together demonstrate a lack of respect for the Code, may result in more significant disciplinary action, up to and including termination of employment. A violation of the Code resulting in a violation of the law will be severely sanctioned, with disciplinary action potentially including, but not limited to, referral of the matter to the board of directors of the affected Fund, senior management of the appropriate investment adviser, principal underwriter or other Franklin subsidiary and/or the board of directors of Franklin Resources, Inc., termination of employment and referral of the matter to the appropriate regulatory agency for civil and/or criminal investigation.




18570-5                                                                      25

                                    Code of Ethics Sanction Guidelines

Please be aware that these guidelines represent only a representative sampling of the possible sanctions that may be taken against you in the event of a violation of the Code.

  --------------------------------------------------------------------- -----------------------------------------
                               Violation                                            Sanction Imposed
  --------------------------------------------------------------------- -----------------------------------------
  o    Failure to pre-clear but otherwise would have been               Reminder Memo
       approved (i.e., no conflict with the fund's transactions).

  --------------------------------------------------------------------- -----------------------------------------

  --------------------------------------------------------------------- -----------------------------------------
  o    Failure to pre-clear but otherwise would have been               30 Day Personal Securities Trading
       approved (i.e., no conflict with the fund's transactions)        Suspension
       twice within twelve (12) calendar months
  o        Failure to pre-clear and the transaction would have been
       disapproved
  --------------------------------------------------------------------- -----------------------------------------

  --------------------------------------------------------------------- -----------------------------------------
  o    Failure to pre-clear but otherwise would have been               Greater Than 30 Day Personal Securities
       approved (i.e., no conflict with the fund's transactions)        Trading Suspension (e.g., 60 or 90 Days)
       three times or more within twelve (12) calendar months
  o    Failure to pre-clear and the transaction would have been
       disapproved twice or more within twelve (12) calendar months
  --------------------------------------------------------------------- -----------------------------------------

  --------------------------------------------------------------------- -----------------------------------------
  o    Profiting from short-swing trades (profiting on purchase &       Profits are donated to The United Way
       sale or sale & purchase within sixty (60) days)                  (or charity of employee's choice)
  --------------------------------------------------------------------- -----------------------------------------

  --------------------------------------------------------------------- -----------------------------------------
  o    Repeated violations of the Code of Ethics even if each           Fines levied after discussion with the
       individual violation might be considered de minimis              General Counsel and appropriate CIO.
  --------------------------------------------------------------------- -----------------------------------------
  o    Failure to return initial or annual disclosure forms             Sanction may include but not limited to
  o    Failure to timely report transactions                            a reminder memo, suspension of personal
                                                                        trading, monetary sanctions, reporting
                                                                        to the Board of Directors, placed on
                                                                        unpaid administrative leave or
                                                                        termination of employment
  --------------------------------------------------------------------- -----------------------------------------
  o    Insider Trading Violation and/or violation of the Code of        Subject to review by the appropriate
       Ethics and Business Conduct contained in Appendix D              supervisor in consultation with the
                                                                        Franklin Resources Inc., General
                                                                        Counsel for consideration of
                                                                        appropriate disciplinary action up to
                                                                        and including termination of employment
                                                                        and reporting to the appropriate
                                                                        regulatory agency.
  --------------------------------------------------------------------- -----------------------------------------



18570-5                                                                      26

PART 8 - A Reminder about the Franklin Templeton Investments Insider Trading Policy

         The Insider Trading Policy (see the attached Insider Trading Compliance Policy and Procedures) deals with the problem of insider trading in securities that could result in harm to a Fund, a client, or members of the public. It applies to all Code of Ethics Persons. The guidelines and requirements described in the Insider Trading Policy go hand-in-hand with the Code. If you have any questions or concerns about compliance with the Code and the Insider Trading Policy you are encouraged to speak with the Code of Ethics Administration Department.


18570-5                                                                      27

PART 9 - Foreign Country Supplements (Canada)
The Investment Funds Institute of Canada ("IFIC") has implemented a Model Code of Ethics for Personal Investing (the "IFIC Code") to be adopted by all IFIC members. Certain provisions in the IFIC Code differ from the provisions of Franklin Templeton Investments Code of Ethics (the "FTI Code"). This Supplementary Statement of Requirements for Canadian Employees (the "Canadian Supplement") describes certain further specific requirements that govern the activities of Franklin Templeton Investments Corp. ("FTIC"). It is important to note that the Canadian Supplement does not replace the FTI Code but adds certain restrictions on trading activities, which must be read in conjunction with the Code.

All capitalized terms in this Canadian Supplement, unless defined in this Canadian Supplement, have the meaning set forth in the FTI Code.

Initial Public and Secondary Offerings
Access Persons cannot buy securities in any initial public offering, or a secondary offering by an issuer. Public offerings of securities made by Franklin Templeton Investments, including open-end and closed-end mutual funds, real estate investment trusts and securities of Franklin Resources, Inc, are excluded from this prohibition.

Interests in Partnerships and Securities issued in Private Placements
Access Persons and Portfolio Persons cannot acquire limited partnership interests or other securities in private placements unless they obtain approval of the appropriate Chief Investment Officer and Director of Global Compliance after he or she consults with an executive officer of Franklin Resources, Inc. Purchases of limited partnership interests or other securities in private placements will not be approved, unless in addition to the requirements for the approval of other trades and such other requirements as the executive officer of Franklin Resources, Inc. may require, the Director of Global Compliance is satisfied that the issuer is a "private company" as defined in the Securities Act (Ontario) and the Access Person has no reason to believe that the issuer will make a public offering of its securities in the foreseeable future.

Additional Requirements to Obtain Approval for Personal Trades
Prior to an Access Person obtaining approval for a personal trade he or she must advise the Code of Ethics Administration Department that he or she:
o    Does not possess material non-public information relating to the security;
o Is not aware of any proposed trade or investment program relating to that security by any of the Franklin Templeton Group of Funds;
o Believes that the proposed trade has not been offered because of the Access Person's position in Franklin Templeton Investments and is available to any market participant on the same terms;
o Believes that the proposed trade does not contravene any of the prohibited activities set out in Section 3.4 of the FTI Code, and in the case of Portfolio Persons does not violate any of the additional requirements set out in Part 3.4D of the FTI Code; and
o Will provide any other information requested by the Code of Ethics Administration Department concerning the proposed personal trade.

An Access Person may contact the Code of Ethics Administration Department by fax, phone or e-mail to obtain his or her approval.

Note: the method of obtaining approval is presently set out in Part 5 of the FTI Code and provides that an Access Person may contact the Code of Ethics Administration Department by e-mail or phone. The additional requirement described above makes it clear that an Access Person may continue to contact the Code of Ethics Administration Department in the same manner as before. The Access Person will have deemed to have confirmed compliance with the above requirements prior to obtaining approval from the Code of Ethics Administration Department.


18570-5                                                                      28

Appointment of Independent Review Person
FTIC shall appoint an independent review person who will be responsible for approval of all personal trading rules and other provisions of the FTI Code with respect to FTIC and for monitoring the administration of the FTI Code from time to time with respect to FTIC employees. The Code of Ethics Administration Department Manager will provide a written report to the Independent Review Person, at least annually, summarizing:
o    Compliance with the FTI Code for the period under review
o    Violations of the FTI Code for the period under review
o Sanctions imposed by Franklin Templeton Investments for the period under review
o    Changes in procedures recommended by the FTI Code
o    Any other information requested by the Independent Review Person



18570-5                                                                      29

APPENDIX A:       COMPLIANCE PROCEDURES AND DEFINITIONS


This appendix sets forth the responsibilities and obligations of the Compliance Officers of each entity that has adopted the Code, the Code of Ethics Administration Department, and the Legal Department, under the Code and Insider Trading Policy.



18570-5                                                                      30

I.       Responsibilities of Each Designated Compliance Officer


         A.       Pre-clearance Standards

                  1.       General Principles
         The Director of Global Compliance, the Chief Compliance Officer and/or the Code of Ethics Administration Department, shall permit an Access Person to go forward with a proposed security(9) transaction only if he or she determines that, considering all of the facts and circumstances known to them, the transaction does not violate Federal Securities Laws, or this Code and there is no likelihood of harm to a Fund or client.
                  2.       Associated Clients
           Unless there are special circumstances that make it appropriate to disapprove a personal securities transaction request, the Code of Ethics Administration Department shall consider only those securities transactions of the "Associated Clients" of the Access Person, including open and executed orders and recommendations, in determining whether to approve such a request. "Associated Clients" are those Funds or clients whose securities holdings and/or trading information would be available to the Access Person during the course of his or her regular functions or duties. As of November 2004, there are five groups of Associated Clients: (i) the Franklin Mutual Series Funds and clients advised by Franklin Mutual Advisers, LLC ("Mutual Clients"); (ii) the Franklin Group of Funds and the clients advised by the various Franklin investment advisers ("Franklin Clients"); (iii) the Templeton Group of Funds and the clients advised by the various Templeton investment advisers ("Templeton Clients"); (iv) the Bissett Group of Funds and the clients advised by Franklin Templeton Investments Corp.; and (v) the Fiduciary Group of funds and the clients advised by the various Fiduciary investment advisers. Other Associated Clients will be added to this list as they are established. Thus, for example, persons who have access to the trading information of Mutual Clients generally will be pre-cleared solely against the securities transactions of the Mutual Clients, including open and executed orders and recommendations. Similarly, persons who have access to the trading information of Franklin Clients, Templeton Clients, Bissett clients, or Fiduciary clients, generally will be pre-cleared solely against the securities transactions of Franklin Clients, Templeton Clients, Bissett clients or Fiduciary clients respectively.




-----------------------------------------------
(9) Security includes any option to purchase or sell, and any security that is exchangeable for or convertible into, any security that is held or to be acquired by a fund.


18570-5                                                                      31

         Certain officers of Franklin Templeton Investments, as well as certain employees in the Legal, Global Compliance, Fund Accounting, Investment Operations and other personnel who generally have access to trading information of the Funds and clients of Franklin Templeton Investments during the course of their regular functions and duties, will have their personal securities transactions pre-cleared against executed transactions, open orders and recommendations of all Associated Clients.

         3.       Specific Standards
                  (a) Securities Transactions by Funds or clients
         No clearance shall be given for any transaction in any security on any day during which an Associated Client of the Access Person has executed a buy or sell order in that security, until seven (7) calendar days after the order has been executed. Notwithstanding a transaction in the previous seven days, clearance may be granted to sell if all Associated Clients have disposed of the security.

                           (b)  Securities under Consideration

                                    Open Orders
         No clearance shall be given for any transaction in any security on any day which an Associated Client of the Access Person has a pending buy or sell order for such security, until seven (7) calendar days after the order has been executed or if the order is immediately withdrawn.

                                    Recommendations
         No clearance shall be given for any transaction in any security on any day on which a recommendation for such security was made by a Portfolio Person, until seven (7) calendar days after the recommendation was made and no orders have subsequently been executed or are pending.

                          (c)  Limited Offering (Private Placement)

         In considering requests by Access Persons for approval of limited partnerships and other limited offering, the Director of Global Compliance or Chief Compliance Officer shall take into account, among other factors, whether the investment opportunity should be reserved for a Fund or other client, and whether the investment opportunity is being offered to the Access Person by virtue of his or her position with Franklin Templeton Investments. If the Access



18570-5                                                                      32

Person receives clearance for the transaction, an investment in the same issuer may only be made for a Fund or client if an executive officer of Franklin Resources, Inc., who has been informed of the Portfolio Person's pre-existing investment and who has no interest in the issuer, approves the transaction. Please see Schedule F.

                           (d)  Duration of Clearance

         If the Code of Ethics Administration Department approves a proposed securities transaction, the order for the transaction must be placed and effected by the close of the next business day following the day approval was granted. The Director of Global Compliance and/or the Chief Compliance Officer may, in his or her discretion, extend the clearance period up to seven (7) calendar days, beginning on the date of the approval, for a securities transaction of any Access Person who demonstrates that special circumstances make the extended clearance period necessary and appropriate.(10) The Director of Global Compliance or the Chief Compliance Officer may, in his or her discretion, after consultation with an executive officer of Franklin Resources, Inc., renew the approval for a particular transaction for up to an additional seven (7) calendar days upon a showing of special circumstances by the Access Person. The Director of Global Compliance or the Chief Compliance Officer may shorten or rescind any approval or renewal of approval under this paragraph if he or she determines it is appropriate to do so.




-----------------------------------------------------
(10) Special circumstances include but are not limited to, for example, holidays, differences in time zones, delays due to travel, and the unusual size of proposed trades or limit orders. Limit orders must expire within the applicable clearance period.


18570-5                                                                      33

         B. Waivers by the Director of Global Compliance and/or the Chief Compliance Officer

          The Director of Global Compliance and/or the Chief Compliance Officer may, in his or her discretion, after consultation with an executive officer of Franklin Resources, Inc., waive compliance by any Access Person with the provisions of the Code, if he or she finds that such a waiver:

     (1) is necessary to alleviate undue hardship or in view of unforeseen circumstances or is otherwise appropriate under all the relevant facts and circumstances;

     (2)  will not be inconsistent with the purposes and objectives of the Code;

     (3) will not adversely affect the interests of advisory clients of Franklin Templeton Investments, the interests of Franklin Templeton Investments or its affiliates; and

     (4) will not result in a transaction or conduct that would violate provisions of applicable laws or regulations.

         Any waiver shall be in writing, shall contain a statement of the basis for it, and the Director of Global Compliance or the Chief Compliance Officer, shall promptly send a copy to the General Counsel of Franklin Resources, Inc.

     C. Continuing Responsibilities of the Code of Ethics Administration Department

Pre-clearance Recordkeeping

         The Code of Ethics Administration Department shall keep a record of all requests for pre-clearance regarding the purchase or sale of a security, including the date of the request, the name of the Access Person, the details of the proposed transaction, and whether the request was approved or denied. The Code of Ethics Administration Department shall keep a record of any waivers given, including the reasons for each exception and a description of any potentially conflicting Fund or client transactions.



18570-5                                                                      34

Initial, Annual Holdings Reports and Quarterly Transaction Reports
         The Code of Ethics Administration Department shall also collect the signed Acknowledgment Forms from Supervised and Access Persons as well as reports, on Schedules B, C, D, E, F, G of the Code, as applicable. In addition, the Code of Ethics Administration Department shall keep records of all confirmations, and other information with respect to an account opened and maintained with the broker-dealer by any Access Person of Franklin Templeton Investments. The Code of Ethics Administration Department shall preserve those acknowledgments and reports, the records of consultations and waivers, and the confirmations, and other information for the period required by the applicable regulation.
         The Code of Ethics Administration Department shall review brokerage transaction confirmations, account statements, Schedules B, C, D, E, F and G for compliance with the Code. The reviews shall include, but are not limited to;

(1) Comparison of brokerage confirmations, Schedule Bs, and/or brokerage statements to pre-clearance requests or, if a private placement, the Private Placement Checklist;

(2) Comparison of brokerage statements and/or Schedule Cs to current securities holding information, securities account information and discretionary authority information;

(3) Conducting periodic "back-testing" of Access Person transactions, Schedule Cs and/or Schedule Es in comparison to fund and client transactions;

         The Code of Ethics Administration Department shall evidence review by initialing and dating the appropriate document or log. Violations of the Code detected by the Code of Ethics Administration Department during his or her reviews shall be promptly brought to the attention of the Director of Global Compliance and/or the Chief Compliance Officer with periodic reports to each appropriate Chief Compliance Officer.

         D. Periodic Responsibilities of the Code of Ethics Administration Department

         The Code of Ethics Administration Department or designated group shall consult with FRI's General Counsel and seek the assistance of the Human Resources Department, as the case may be, to assure that:

1. Adequate reviews and audits are conducted to monitor compliance with the reporting, pre-clearance, prohibited transaction and other requirements of the Code.

2. All Code of Ethics Persons are adequately informed and receive appropriate education and training as to their duties and obligations under the Code.


18570-5                                                                      35

3. All new Supervised and Access Persons of Franklin Templeton Investments are required to complete the Code of Ethics Computer Based Training program. Onsite training will be conducted on an "as needed" basis.

4. There are adequate educational, informational and monitoring efforts to ensure that reasonable steps are taken to prevent and detect unlawful insider trading by Supervised and Access Persons and to control access to inside information.

5. Written compliance reports are submitted to the Board of Directors of each relevant Fund at least quarterly. Additionally, written compliance reports are submitted to the Board of Directors of Franklin Resources, Inc., and the Board of each relevant Fund at least annually. Such reports will describe any issues arising under the Code or procedures since the last report, including, but not limited to, information about material violations of the Code or procedures and sanctions imposed in response to the material violations.

6. The Global Compliance Department will certify at least annually to the Fund's board of directors that Franklin Templeton Investments has adopted procedures reasonably necessary to prevent Supervised and Access Persons from violating the Code, and

7. Appropriate records are kept for the periods required by law. Types of records include pre-clearance requests and approvals, brokerage confirmations, brokerage statements, initial and annual Code of Ethics certifications.


         E.       Approval by Fund's Board of Directors

          (1)  Basis for Approval

                  The Board of Directors/Trustees must base its approval of the Code on a determination that the Code contains provisions reasonably necessary to prevent Code of Ethics Persons from engaging in any conduct prohibited by Rule 17j-1 or Rule 204A-1. The Code of Ethics Administration Department maintains a detailed list of violations and will amend the Code of Ethics and procedures in an attempt to reduce such violations.

          (2)  New Funds

                  At the time a new fund is organized, the Code Of Ethics Administration Department will provide the Fund's board of directors, a certification that the investment adviser and principal underwriter has adopted procedures reasonably necessary to prevent Code of Ethics Persons from violating the Code. Such certification will state that the Code contains provisions reasonably necessary to prevent Code of Ethics Persons from violating the Code.


18570-5                                                                      36

(3)      Material Changes to the Code of Ethics

                  The Global Compliance Department will provide the Fund's board of directors a written description of all material changes to the Code no later than six months after adoption of the material change by Franklin Templeton Investments.



18570-5                                                                      37

II.      Definitions of Important Terms
         For purposes of the Code of Ethics and Insider Trading Policy, the terms below have the following meanings:

1934 Act - The Securities Exchange Act of 1934, as amended.


1940 Act - The Investment Company Act of 1940, as amended.


Access Person - (1) Each director, trustee, general partner or officer of a Fund or investment adviser in Franklin Templeton Investments; (2) any Advisory Representative; and (3) any director, trustee, general partner or officer of a principal underwriter of the Funds, who has access to information concerning recommendations made to a Fund or client with regard to the purchase or sale of a security.

Advisers Act - The Investment Advisers Act of 1940, as amended.


Advisory Representative - Any director, trustee, general partner, officer or employee of a Fund or investment adviser in Franklin Templeton Investments (or of any company in a control relationship to such Fund or investment adviser) who in connection with his or her regular functions or duties makes any recommendation, who participates in the determination of which recommendation shall be made, whose functions or duties relate to the determination of which recommendation shall be made; or who, obtains any information concerning which securities are being recommended prior to the effective dissemination of such recommendations or of the information concerning such recommendations.

Affiliated Person - it has the same meaning as Section 2(a)(3) of the Investment
         Company Act of 1940. An "affiliated person" of an investment company includes directors, officers, employees, and the investment adviser. In addition, it includes any person owning 5% of the company's voting securities, any person in which the investment company owns 5% or more of the voting securities, and any person directly or indirectly controlling, controlled by, or under common control with the company.

Appropriate Analyst - With respect to any Access Person, any securities analyst or portfolio manager making investment recommendations or investing funds on behalf of an Associated Client and who may be reasonably expected to recommend or consider the purchase or sale of a security.

Associated Client - A Fund or client whose trading information would be available to the Access Person during the course of his or her regular functions or duties.

Automatic Investment Plan-A program in which regular periodic purchases (or withdrawals) are made automatically in (or from) investment accounts in accordance with a predetermined schedule and allocations. An automatic investment plan includes a dividend reinvestment plan.

Beneficial Ownership - Has the same meaning as in Rule 16a-1(a)(2) under the 1934 Act. Generally, a person has a beneficial ownership in a security if he or she, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares a direct or indirect pecuniary interest in the security. There is a presumption of a pecuniary interest in a security held or acquired by a member of a person's immediate family sharing the same household.

Exchange Traded Funds and Holding Company Depository Receipts - An
         Exchange-Traded Fund or "ETF" is a basket of securities that is designed to generally track an index--broad stock or bond market, stock industry sector, or international stock. Holding Company Depository Receipts "Holdrs" are securities that represent an investor's ownership in the common stock or American Depository Receipts of specified companies in a particular industry, sector or group.


18570-5                                                                      38

Funds - U.S. registered investment companies in the Franklin Templeton Group of Funds.

Held or to be Acquired - A security is "held or to be acquired" if within the most recent 15 days it (i) is or has been held by a Fund, or (ii) is being or has been considered by a Fund or its investment adviser for purchase by the Fund.

Initial Public Offering - An offering of securities registered under the Securities Act of 1933, the issuer of which immediately before the registration was not subject to the reporting requirements of sections 13 or 15(d) of the Securities Exchange Act of 1934.

Limited Offering- An offering that is exempt from registration under the Securities Act of 1933 pursuant to section 4(2) of section 4(6).

Portfolio Person - Any employee of Franklin Templeton Investments, who, in connection with his or her regular functions or duties, makes or participates in the decision to purchase or sell a security by a Fund in the Franklin Templeton Groups of Funds, or any other client or if his or her functions relate to the making of any recommendations about those purchases or sales. Portfolio Persons include portfolio managers, research analysts, traders, persons serving in equivalent capacities (such as Management Trainees), persons supervising the activities of Portfolio Persons, and anyone else designated by the Director of Global Compliance.

Proprietary Information - Information that is obtained or developed during the ordinary course of employment with Franklin Templeton Investments, whether by you or someone else, and is not available to persons outside of Franklin Templeton Investments. Examples of such Proprietary Information include, among other things, internal research reports, research materials supplied to Franklin Templeton Investments by vendors and broker-dealers not generally available to the public, minutes of departmental/research meetings and conference calls, and communications with company officers (including confidentiality agreements). Examples of non-Proprietary Information include mass media publications (e.g., The Wall Street Journal, Forbes, and Fortune), certain specialized publications available to the public (e.g., Morningstar, Value Line, Standard and Poors), and research reports available to the general public.

Reportable Fund - Any fund for which an Franklin Templeton Investments' U.S.
         registered investment adviser ("FTI Adviser") serves as an investment adviser or a sub-adviser or any fund whose investment adviser or principal underwriter controls a FTI Adviser, is controlled by a FTI adviser or is under common control with a FTI Adviser.

Security - Any stock, note, bond, evidence of indebtedness, participation or interest in any profit-sharing plan or limited or general partnership, investment contract, certificate of deposit for a security, fractional undivided interest in oil or gas or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit), guarantee of, or warrant or right to subscribe for or purchase any of the foregoing, and in general any interest or instrument commonly known as a security. For purposes of the Code, security does not include:
               1. direct obligations of the U.S. government (i.e. securities issued or guaranteed by the U.S. government such as Treasury bills, notes and bonds including U.S. savings bonds and derivatives thereof);
               2. money market instruments - banker's acceptances, bank certificates of deposits, commercial paper, repurchase agreement and other high quality short-term debt instruments;
               3.   shares of money market funds;
               4.   shares issued by open-end funds other than Reportable Funds;
                    and
               5. Shares issued by unit investment trusts that are invested exclusively in one or more open-end funds, none of which are Reportable Funds.


18570-5                                                                      39

Supervised Persons- Supervised persons are a U.S. registered investment advisers' partners, officers, directors (or other persons occupying a similar status or performing similar functions), and employees, as well as any other persons who provide advice on behalf of the adviser and are subject to the supervision and control of the adviser.



18570-5                                                                      40

                 APPENDIX B: Acknowledgement Form and Schedules




18570-5                                                                      41

                               Initial and Annual

                               Acknowledgment Form
       Code of Ethics and Insider Trading Compliance Policy and Procedures


Instructions:  Print form, complete, sign and date.  Submit completed form as indicated below:

         Initial Disclosure to:  Local Human Resources Dept. Contact Person

         Annual Disclosure to:  Code of Ethics Administration Dept.

           Inter-office:  Code of Ethics Administration, SM-920/2               Fax:  (650) 312-5646

           U.S. Mail:  Franklin Templeton Investments                           E-mail:  Preclear-Code of Ethics (internal)
           Attn: Code of Ethics Administration Dept.                                     Lpreclear@frk.com (external)
           P.O. Box 25050
           San Mateo, CA 94402-5050

To:      Code of Ethics Administration Department

     I hereby acknowledge receipt of a copy of the Franklin Templeton Investment's Code Of Ethics ("Code") and Insider Trading Compliance Policy and Procedures, as amended, which I have read and understand. I will comply fully with all provisions of the Code and the Insider Trading Policy to the extent they apply to me during the period of my employment. If this is an annual certification, I certify that I have complied with all provisions of the Code and the Insider Trading Policy to the extent they applied to me over the past year. Additionally, I authorize any broker-dealer, bank, or investment adviser with whom I have securities accounts and accounts in which I have direct or indirect beneficial ownership, to provide brokerage confirmations and statements as required for compliance with the Code. I further understand and acknowledge that any violation of the Code or Insider Trading Policy, including engaging in a prohibited transaction or failure to file reports as required (see Schedules B, C, D, E, F and G), may subject me to disciplinary action up to and including termination of employment.


--------------------------------------------------------------------------------------------------------------------------------
                  Name (print)                                   Signature                           Date Submitted
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                      Title                                   Department Name                           Location
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
       Non Access Person                 Access Person                 Supervised Person               Portfolio Person
--------------------------------------------------------------------------------------------------------------------------------
           [   ]                            [   ]                           [   ]                          [   ]
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
               Initial Disclosure                            Annual Disclosure                          Year End
                                                                                                (for compliance use only)
--------------------------------------------------------------------------------------------------------------------------------
                    [   ]                                          [   ]                                   [   ]
--------------------------------------------------------------------------------------------------------------------------------




18570-5                                                                      42

SCHEDULE A: Legal and Compliance Officers Code of Ethics Administration Dept. Contact Info(11)

     Legal Officer
     -------------------------------------------
     Craig Tyle
     Executive Vice President & General Counsel
     Franklin Templeton Investments
     One Franklin Parkway
     San Mateo, CA 94403-1906
     Tel: (650) 312-4161
     Fax: (650) 312-2221
     Email: ctyle@frk.com

     Compliance Officers
     -------------------

     Director, Global Compliance
     --------------------------------------------
     James M. Davis
     Franklin Templeton Investments
     One Franklin Parkway
     San Mateo, CA 94403-1906
     Tel: (650) 312-2832
     Fax: (650) 312-5676
     Email: jdavis@frk.com

     Chief Compliance Officer
     ------------------------
     Monica Poon
     Franklin Templeton Investments
     One Franklin Parkway
     San Mateo, CA 94403-1906
     Tel: (650) 312-4631
     Fax: (650) 312-5676
     Email: mpoon2@frk.com


     Code of Ethics Administration Department
     ----------------------------------------
     Maria Abbott, Manager
     Darlene James
     Simon Li
     Tadao Hayashi
     Global Compliance Department
     Franklin Templeton Investments
     One Franklin Parkway
     San Mateo, CA 94403-1906
     Tel: (650) 312-3693
     Fax: (650) 312-5646
      Email: Preclear-Code of Ethics (internal)
                  Lpreclear@frk.com (external)


-------------------------
(11) As of April, 2006




18570-5                                                                      43

                    SCHEDULE B: Quarterly Transactions Report

Instructions: Print form, complete, sign and date. Submit completed form to the Code of Ethics Administration Department via:
-------------

Inter-office:  Code of Ethics Administration, SM-920/2                 Fax:  (650) 312-5646

U.S. Mail: Franklin Templeton Investments                              E-mail: Preclear-Code of Ethics (internal)
           Attn: Code of Ethics Administration Dept.                           Lpreclear@frk.com (external)
                 P.O. Box 25050
                 San Mateo, CA 94402-5050

This report of personal securities transactions not reported by duplicate confirmations and brokerage statements pursuant to Section 4.3 of the Code is required pursuant to Rule 204A-1of the Investment Advisers Act of 1940 and Rule
17j-1(d) of the Investment Company Act of 1940. The report must be completed and submitted to the Code of Ethics Administration Department no later than thirty
(30) calendar days after the end of the calendar quarter in which you completed such as transaction. Refer to Section 4.3 of the Code for further instructions.

================================================================================
                         Security Name
                         Description/Ticker
                         Symbol or CUSIP                                                                       Pre-Cleared
                         number/Type of                                                                         through
                         Security (Interest       Quantity                                Broker-Dealer/        Compliance
Trade      Buy, Sell     Rate and Maturity        (Number of                 Principal    Bank and              Department
Date       or other      Date, if applicable)     Shares)          Price     Amount       Account Number        (Date or N/A)
===============================================================================================================================

===============================================================================================================================

===============================================================================================================================

===============================================================================================================================

===============================================================================================================================

===============================================================================================================================

===============================================================================================================================

===============================================================================================================================

===============================================================================================================================

===============================================================================================================================

===============================================================================================================================

===============================================================================================================================

===============================================================================================================================

This report shall not be construed as an admission that I have any direct or indirect beneficial ownership in the securities described above.

-------------------------------------------------------------------------------------------------------------------------------
               Name (print)                                                                      Signature
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
               Date Report Submitted                                                          Quarter Ended
-------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------



18570-5                                                                      44


SCHEDULE C: Initial & Annual Disclosure of Brokerage Accounts, Securities Holdings and Discretionary Authority
--------------------------------------------------------------------------------------------------------------
Instructions:  Print form, complete, sign and date.  Submit completed form as indicated below:

         Initial Disclosure to:  Local Human Resources Dept. Contact Person
         ---------------------
         Annual Disclosure to:  Code of Ethics Administration Dept.
         --------------------
           Inter-office:  Code of Ethics Administration, SM-920/2               Fax:  (650) 312-5646

           U.S. Mail:  Franklin Templeton Investments                           E-mail:  Preclear-Code of Ethics (internal)
           Attn: Code of Ethics Administration Dept.                                          Lpreclear@frk.com  (external)
           P.O. Box 25050
           San Mateo, CA 94402-5050

This report shall set forth the name and/or description of each securities account and holding in which you have a direct or indirect beneficial interest, including securities accounts and holdings of a spouse, minor children or other immediate family member living in your home, trusts, foundations, and any account for which trading authority has been delegated to you, other than authority to trade for a Fund or other client of Franklin Templeton Investments or by you to an unaffiliated registered broker-dealer, registered investment adviser, or other investment manager acting in a similar fiduciary capacity, who exercises sole investment discretion. In lieu of listing each securities account and holding below, you may attach copies of current brokerage statements, sign below and return the Schedule C along with the brokerage statements to the Code of Ethics Administration Department within 10 days of becoming an Access Person if an initial report or by February 1st of each year, if an annual report. The information in this Schedule C or any attached brokerage statements must be current as of a date no more than 45 days prior to the date you become an Access Person or the date you submit your annual report. Refer to Part 4 of the Code for additional filing instructions.

Securities that are EXEMPT from being reported on the Schedule C include: (i) securities that are direct obligations of the U.S. Government, such as Treasury bills, notes and bonds, and U.S. Savings Bonds and derivatives thereof; (ii) high quality short-term instruments ("money market instruments") including but not limited to bankers' acceptances, U.S. bank certificates of deposit; commercial paper; and repurchase agreements; (iii) shares of money market funds; shares issued by open-end funds other than Reportable Funds (Any fund for which a Franklin Templeton Investments' U.S. registered investment adviser ("FTI Adviser") serves as an investment adviser or a sub-adviser or any fund whose investment adviser or principal underwriter is controlled by an FTI adviser or is under common control with a FTI adviser; and shares issued by unit investment trusts that are invested in one or more open-end funds none of which are Reportable Funds.

[ ] I do not have any brokerage accounts.
[ ] I do not have any securities holdings.
[ ] I have attached statements containing all my brokerage accounts and securities holdings.
[ ] I have listed my brokerage accounts containing no securities holdings.
[ ] I have listed my securities holdings not held in a brokerage account.



18570-5                                                                      45


------------------------------------------------------------------------------------------------------------------------------------
  Account Name(s)     Name of Brokerage    Address of Brokerage       Account            Security           Quantity    Check this
(registration shown         Firm,        Firm, Bank or Investment     Number     Description/Title/Ticker   Number of     box if
    on brokerage     Bank or Investment           Adviser                            Symbol or CUSIP #      Shares &   Discretionary
     statement)            Adviser        (Street/City/State/Zip                     (interest rate &       Principal     Account
                                                   Code)                         maturity if appropriate)   Amount
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

To the best of my knowledge, I have disclosed all of my securities accounts and/or holdings in which I have a direct or indirect beneficial interest, including securities accounts and/or holdings of a spouse, minor children or other immediate member living in my home, trusts, foundations, and any account for which trading authority has been delegated to me or by me to an unaffiliated registered broker-dealer, registered investment adviser, or other investment manager acting in a similar fiduciary capacity, who exercises sole investment discretion.

------------------------------------------------------------------------------------------------------------------------------------
             Name (print)                                  Signature                              Date Report Submitted
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
          Initial Disclosure                                  Annual Disclosure                              Year End
(check this box if you're a new access person)     (check this box if annual certification)          (for compliance use only)
------------------------------------------------------------------------------------------------------------------------------------
               [   ]                                               [   ]
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------



18570-5                                                                      46


                                  SCHEDULE D: NOTIFICATION OF SECURITIES ACCOUNT
-------------------------------------------------------------------------------------------------------------------
Instructions:  Print form, complete, sign and date.  Submit completed form to Code of Ethics Administration via:

         Inter-office:  Code of Ethics Administration, SM-920/2                 Fax:  (650) 312-5646

         U.S. Mail:  Franklin Templeton Investments                             E-mail: Preclear-Code of Ethics (internal)
                     Attn: Code of Ethics Administration Dept.                          Lpreclear@frk.com (external)
                     P.O. Box 25050
                     San Mateo, CA 94402-5050

All Access Persons, prior to opening a brokerage account or placing an initial order in the new account, are required to notify the Code of Ethics Administration Department and the executing broker-dealer in writing. This includes accounts in which the Access Person has or will have a financial interest in (e.g., a spouse's account) or discretionary authority (e.g., a trust account for a minor child) and for Reportable Funds.

Upon receipt of the NOTIFICATION OF SECURITIES ACCOUNT form, the Code of Ethics Administration Department will contact the broker-dealer identified below and request that duplicate confirmations and statements of your brokerage account are sent to Franklin Templeton Investments.

ACCOUNT INFORMATION:
-----------------------------------------------------------------------------------------------------------------------------
                 Name on the Account
  (If other than employee, state relationship i.e.,   Account Number or Social Security                 Date
                       spouse)                                     Number                           Established
-----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                       Name of                               Your Representative               Brokerage Firm Address
                   Brokerage Firm                                (optional)                    (City/State/Zip Code)
-----------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------

EMPLOYEE INFORMATION:
------------------------------------------------------------------------------------------------------------------------------
               Employee's Name (print)                              Title                          Department Name
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------
                     Interoffice                            Are you a Registered                     Are you an
                      Mail Code                                Representative?                     Access Person?
                                                     (NASD Licensed, i.e., Series 6, 7)
------------------------------------------------------------------------------------------------------------------------------

                                                                [ ] Yes [ ] No                      [ ] Yes [ ] No

------------------------------------------------------------------------------------------------------------------------------
                   Phone Extension                                Signature                             Date
------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------




18570-5                                                                      47



                        SCHEDULE E: Notification of Direct or Indirect Beneficial Interest

----------------------------------------------------------------------------------------------------------------------
Instructions:  Print form, complete, sign and date. Obtain required signature and submit completed form to Code of
Ethics Administration Dept. via:

         Inter-office:  Code of Ethics Administration, SM-920/2        Fax:  (650) 312-5646

         U.S. Mail: Franklin Templeton Investments                     E-mail:    Preclear-Code of Ethics (internal)
         Attn: Code of Ethics Administration Dept.                                Lpreclear@frk.com (external)
         P.O. Box 2505
         San Mateo, CA 94402-5050

If you have any beneficial ownership in a security and it is recommended to the Appropriate Analyst that the security be considered for purchase or sale by an Associated Client, or if a purchase or sale of that security for an Associated Client is carried out, you must disclose your beneficial ownership to Code of Ethics
Administration Department and the Appropriate Analyst in writing on Schedule E (or an equivalent form containing similar information) before the purchase or sale of the security, or before or simultaneously with the recommendation to purchase or sell a security.  The Appropriate Analyst or the fund's primary portfolio manager must review and sign Schedule E and send a copy to the Code of Ethics Administration Department.

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Date and Method
                                                                    Learned that       Primary
                                                   Method of         Security's      Portfolio
               Ownership Type:                    Acquisition          Under         Manager or
 Security         (Direct or         Year       (Purchase/Gift/    Consideration     Portfolio      Name of Person   Date of Verbal
Description       Indirect)        Acquired         Other)            by Funds        Analyst          Notified       Notification
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
              Employee's Name (print)                                Signature                                   Date
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
       Primary PM or Analyst's Name (print)                          Signature                                   Date
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------



18570-5                                                                      48

         SCHEDULE F: Checklist for Investments in Partnerships and Securities
                     Issued in Limited Offerings (Private Placements)


Instructions: Print form, complete, sign, date and obtain CIO's signatures. Submit completed form to Code of Ethics Administration Dept. via:

Inter-office:  Code of Ethics Administration, SM-920/2   Fax:  (650) 312-5646

U.S. Mail: Franklin Templeton Investments                E-mail: Preclear-Code of Ethics (internal)
Attn: Code of Ethics Administration Dept.                        Lpreclear@frk.com (external)
P.O. Box 25050
San Mateo, CA 94402-5050

In deciding whether to approve a transaction, the Director of Global Compliance or the Chief Compliance Officer shall take into account, among other factors, whether the investment opportunity should be reserved for a Fund or other client, and whether the investment opportunity is being offered to the Access Person by virtue of his or her position with Franklin Templeton Investments. If the Access Person receives clearance for the transaction, no investment in the same issuer may be made for a Fund or client unless an executive officer of Franklin Resources, Inc., with no interest in the issuer, approves the transaction.

IN ORDER TO EXPEDITE YOUR REQUEST, PLEASE PROVIDE THE FOLLOWING INFORMATION:
------------------------------------------- ------------------------------------
NAME/DESCRIPTION OF PROPOSED INVESTMENT:
------------------------------------------- ------------------------------------
PROPOSED INVESTMENT AMOUNT:
------------------------------------------- ------------------------------------

Please attach pages of the offering memorandum (or other documents) summarizing the investment opportunity, including:
i)   Name of the partnership/hedge fund/issuer;
ii)  Name of the general partner, location & telephone number;
iii) Summary of the offering; including the total amount the offering/issuer;
iv)  Percentage your investment will represent of the total offering;
v)   Plan of distribution; and
vi)  Investment objective and strategy,

Please respond to the following questions:
a) Was this investment opportunity presented to you in your capacity as a portfolio manager? If no, please explain the relationship, if any, you have to the issuer or principals of the issuer.


b) Is this investment opportunity suitable for any fund/client that you advise? (12) If yes, why isn't the investment being made on behalf of the fund/client? If no, why isn't the investment opportunity suitable for the fund/clients?


c) Do any of the fund/clients that you advise presently hold securities of the issuer of this proposed investment (e.g., common stock, preferred stock, corporate debt, loan participations, partnership interests, etc), ? If yes, please provide the names of the funds/clients and security description.

-------------------------------------------
(12) If an investment opportunity is presented to you in your capacity as a portfolio manager and the investment opportunity is suitable for the fund/client, it must first be offered to the fund/client before any personal securities transaction can be effected.


18570-5                                                                      49

d) Do you presently have or will you have any managerial role with the company/issuer as a result of your investment? If yes, please explain in detail your responsibilities, including any compensation you will receive.


e) Will you have any investment control or input to the investment decision making process?


f) Will you receive reports of portfolio holdings? If yes, when and how frequently will these be provided?



Reminder: Personal securities transactions that do not generate brokerage confirmations (e.g., investments in private placements) must be reported to the Code of Ethics Administration Department on Schedule B no later than 30 calendar days after the end of the calendar quarter the transaction took place.

------------------------------------------------------------------------------------------------------------------------------------
            Employee's Name (print)                            Signature                                    Date
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

"I confirm, to the best of my knowledge and belief, that I have reviewed the private placement and do not believe that the proposed personal trade will be contrary to the best interests of any of our funds' or clients' portfolios."

------------------------------------------------------------------------------------------------------------------------------------
        Chief Investment Officer's Name                        Signature                                    Date
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  CODE OF ETHICS ADMINISTATION DEPT. USE ONLY
--------------------------------------------------------------------------------

Date Received:_________    Date Forwarded to FRI Executive Officer______________

Approved By:


___________________________________________________            _________________
Director, Global Compliance/Chief Compliance Officer                 Date



Date Entered in Lotus Notes:________  Date Entered in Examiner:________

Precleared: [ ] [ ](attach in E-Mail) Is the Access Person Registered? [  ] [  ]
            Yes  No                                                    Yes   NO

--------------------------------------------------------------------------------

18570-5                                                                      50


             SCHEDULE G: Request for Approval to Serve as a Director

Instructions: Print form, complete, sign and date. Submit completed form to Code of Ethics Administration Department via:

         Inter-office:  Code of Ethics Administration, SM-920/2                 Fax:  (650) 312-5646

         U.S. Mail: Franklin Templeton Investments                              E-mail: Preclear-Code of Ethics (internal)
          Attn: Code of Ethics Administration Dept.                                     Lpreclear@frk.com (external)
          P.O. Box 25050
          San Mateo, CA 94402-5050

---------------------------------------------------------------------------------------------------------------------------------
                                                      EMPLOYEE INFORMATION
---------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE:
----------------------- -------------------------------------------------------------- ---------------------- -------------------
Department:                                                                            Extension:
----------------------- -------------------------------------------------------------- ---------------------- -------------------
                                                                                       Site/Location:
JOB TITLE:
----------------------- -------------------------------------------------------------- ---------------------- -------------------
Supervisor:                                                                            Sup. Extension:
----------------------- -------------------------------------------------------------- ---------------------- -------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                      COMPANY INFORMATION
---------------------------------- ----------------------------------------------------------------------------------------------
Company Name:
---------------------------------- ----------------------------------------------------------------------------------------------
Nature of company's business:
---------------------------------- ----------------------------------------------------------------------------------------------
Is this a public or private
company?
---------------------------------- ----------------------------------------------------------------------------------------------
Title/Position:
---------------------------------- ----------------------------------------------------------------------------------------------
Justification for serving as a
director with the company:
---------------------------------- ----------------------------------------------------------------------------------------------
Estimate of hours to be devoted
to the company:
---------------------------------- ----------------------------------------------------------------------------------------------
Compensation received:                  [ ] Yes                                  [ ] No
---------------------------------- ----------------------------------------------------------------------------------------------
If compensated, how?
---------------------------------- ----------------------------------------------------------------------------------------------
Starting date:
---------------------------------- ----------------------------------------------------------------------------------------------
NASD Registered/Licensed?  [ ] Yes           [ ] No

Code of Ethics Designation [ ] Non Access Person [ ] Access Person [ ] Supervised Person   [ ] Portfolio Person

Signature:                                                             Date:
            --------------------------------------------------               -----------------------------

---------------------------------------------------------------------------------------------------------------------------------
                              FOR APPROVAL USE ONLY
---------------------------------------------------------------------------------------------------------------------------------

                                          [ ]  Approved     [ ]  Denied

Signatory Name                                                Signatory Title:
                -------------------------------------                           -----------------------------------

Signature:                                                             Date:
            --------------------------------------------------               -----------------------------



18570-5                                                                      51


APPENDIX C: Investment Advisor and Broker-Dealer and Other Subsidiaries of Franklin Resources, Inc. - April 2007

---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Advisers, Inc.                              IA          Templeton Global Advisors Ltd. (Bahamas)              IA
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Advisory Services, LLC                      IA          Franklin Templeton Italia Societa di Gestione del     FBD/FIA
                                                                 Risparmio per Axioni  (Italy)
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Investment Advisory Services, LLC           IA          Franklin Templeton Investment Services GmbH           FBD
                                                                 (Germany)
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Templeton Portfolio Advisors, Inc.          IA          Fiduciary Trust International of the South            Trust Co
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Mutual Advisers, LLC                        IA
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin/Templeton Distributors, Inc.                BD          Franklin Templeton Investments Corp. (Ontario)        IA/FIA
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Templeton Services, LLC                     FA/BM       Templeton Asset Management Ltd. (Singapore)           IA/FIA
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Templeton International Services S.A.       FBD         Fiduciary Trust Company International                 Trust Co.
(Luxembourg)
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Templeton Investments Australia Limited     FIA         Fiduciary International, Inc                          IA
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Templeton Investor Services, LLC            TA          Fiduciary Investment Management International Inc     IA
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Templeton Alternative Strategies, Inc.      IA          Franklin Templeton Institutional Asia Limited (Hong   FIA
                                                                 Kong)
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Templeton Institutional, LLC                IA          Fiduciary Trust International Limited (UK)            IA/FIA
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Fiduciary Financial Services, Corp.                  BD          Franklin Templeton Investment Trust Management, Ltd   FIA
                                                                 (Korea)
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Templeton Asset Management S.A. (France)    FIA         Franklin Templeton Asset Management (India) Private   FBD/FIA
                                                                 Limited (India)
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Templeton Investments (Asia)                FBD/IA
Limited (Hong Kong)
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Templeton Investment Management Limited     IA/FIA
(UK)
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Templeton/Franklin Investment Services, Inc          BD
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Templeton Investment Counsel, LLC                    IA
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Templeton Asset Management, Ltd.                     IA/FIA
---------------------------------------------------- ----------- ----------------------------------------------------- ------------
Franklin Templeton Investments Japan Ltd.            FIA
---------------------------------------------------- ----------- ----------------------------------------------------- ------------

Codes:            IA:      US registered investment adviser
                  BD:      US registered broker-dealer
                  FIA:     Foreign equivalent investment adviser
                  FBD:     Foreign equivalent broker-dealer
                  TA:      US registered transfer agent
                  FA:      Fund Administrator
                  BM:      Business manager to the funds
                  REA:     Real estate adviser
                  Trust:   Trust company



18570-5                                                                      52

    APPENDIX D: Franklin Resources, Inc. Code of Ethics and Business Conduct

This Code of Ethics and Business Conduct (the "Code") has been adopted by the Board of Directors (the "Board") of Franklin Resources, Inc. in connection with its oversight of the management and business affairs of Franklin Resources, Inc.

1.       Purpose and Overview.


(a) Application. The Code is applicable to all officers, directors, employees and temporary employees (each, a "Covered Person") of Franklin Resources, Inc. and all of its U.S. and non-U.S. subsidiaries and affiliates (collectively, the "Company").

(b) Purpose. The Code summarizes the values, principles and business practices that guide the business conduct of the Company and also provides a set of basic principles to guide Covered Persons regarding the minimum ethical requirements expected of them. The Code supplements the Company's existing employee policies, including those specified in the respective U.S. and non-U.S. employee handbooks and also supplements various other codes of ethics, policies and procedures that have been adopted by the Company or by particular entities within the Company. All Covered Persons are expected to become familiar with the Code and to apply these principles in the daily performance of their jobs.

(c) Overriding Responsibilities. It is the responsibility of all Covered Persons to maintain a work environment that fosters fairness, respect and integrity. The Company requires all Covered Persons to conduct themselves in a lawful, honest and ethical manner in all of the Company's business practices.

(d) Questions. All Covered Persons are expected to seek the advice of a supervisor, a manager, the Human Resources Department, the Legal Department, the General Counsel of Franklin Resources, Inc. or the Global Compliance Department for additional guidance or if there is any question about issues discussed in this Code.

(e) Violations. If any Covered Person observes possible unethical or illegal conduct, such concerns or complaints should be reported as set forth in Section 16 below.

(f) Definition of Executive Officer. For the purposes of this Code, the term "Executive Officer" shall mean those officers, as shall be determined by the Board from time to time, who are subject to the reporting obligations of Section 16(a) of the Securities Exchange Act of 1934, as amended.

(g) Definition of Director. For purposes of this Code, the term "Director" shall mean a member of the Board.




18570-3                                                                      53

2.       Compliance with Laws, Rules and Regulations.

          (a) Compliance. All Covered Persons of the Company are required to comply with all of the applicable laws, rules and regulations of the United States and other countries, and the states, counties, cities and other jurisdictions, in which the Company conducts its business, although traffic violations and other minor offenses will not be considered violations of this Code. Local laws may in some instances be less restrictive than the principles set forth in this Code. In those situations, Covered Persons should comply with the Code, even if the conduct would otherwise be legal under applicable laws. On the other hand, if local laws are more restrictive than the Code, Covered Persons should comply with applicable laws.

          (b) Insider Trading. Such Global Compliance includes, without limitation, compliance with the Company's insider trading policy, which prohibits Covered Persons from trading securities, either personally or on behalf of others, while in possession of applicable material non-public information or communicating such material non-public information to others in violation of the law. Securities include common stocks, bonds, options, futures and other financial instruments. Material information includes any information that a reasonable investor would consider important in a decision to buy, hold, or sell securities. These laws provide substantial civil and criminal penalties for individuals who fail to comply. The policy is described in more detail in various Company employee handbooks and compliance policies. In addition, the Company has implemented trading restrictions to reduce the risk, or appearance, of insider trading.

          (c) Questions Regarding Stock Trading. All questions regarding insider trading or reports of impropriety in connection with securities transactions should be made to the Global Compliance Department. See also Section 16 below.

3.       Conflicts of Interest.

          (a) Avoidance of Conflicts. All Covered Persons are required to conduct themselves in a manner and with such ethics and integrity so as to avoid a conflict of interest, either real or apparent.

          (b) Conflict of Interest Defined. A conflict of interest is any circumstance where an individual's personal interest interferes or even appears to interfere with the interests of the Company. All Covered Persons have a duty to avoid financial, business or other relationships that might be opposed to the interests of the Company or might cause a conflict with the performance of their duties.

          (c) Potential Conflict Situations. A conflict can arise when a Covered Person takes actions or has interests that may make it difficult to perform his or her Company related work objectively and effectively. Conflicts also may arise when a Covered Person or a member of his or her family, receives improper personal benefits as a result of his or her position in the Company.



18570-5                                                                      54

          (d) Examples of Potential Conflicts. Some of the areas where a conflict could arise include:

               (i) Employment by a competitor, regardless of the nature of the employment, while employed by the Company.

               (ii) Placement of business with any firm or organization in which a Covered Person, or any member of the Covered Person's family, has a substantial ownership interest or management responsibility.

               (iii) Making endorsements or testimonials for third parties.

               (iv) Processing a transaction on the Covered Person's personal account(s), or his or her friends' or family members' account(s), through the Company's internal systems without first submitting the transaction request to the Company's Customer Service Center.

               (v) Disclosing the Company's confidential information to a third party without the prior consent of senior management.

          (e) Questions Regarding Conflicts. All questions regarding conflicts of interest and whether a particular situation constitutes a conflict of interest should be directed to the Global Compliance Department. See also Section 16 below.

4. Gifts and Entertainment. The Company's aim is to deter providers of gifts or entertainment from seeking or receiving special favors from Covered Persons regarding the Company. The concern is that gifts of more than a nominal value may cause Covered Persons to feel placed in a position of "obligation" and/or give the appearance of a conflict of interest. Covered Persons should not solicit any third party for any gift, gratuity, entertainment or any other item regardless of its value. Covered Persons, including members of their immediate families, may accept or participate in "reasonable entertainment." Covered Persons are encouraged to be guided by their own sense of ethical responsibility, along with any policies or guidelines adopted from time to time by the Company with respect to gifts or entertainment. The Company recognizes that this Section 4 is not intended to limit directors who do not also serve in management positions within the Company from accepting compensation, bonuses, fees and other similar consideration paid in the normal course of business as a result of their outside business activity, employment or directorships.

5.       Outside Employment.

          (a) Restrictions. Subject to any departmental restrictions, Covered Persons are permitted to engage in outside employment if it is free of any actions that could be considered a conflict of interest. Outside employment must not adversely affect a Covered Person's job performance at the Company, and outside employment must not result in absenteeism, tardiness or a Covered Person's inability to work overtime when requested or required. Covered Persons may not engage in outside employment that requires or involves using Company time, materials or resources.


18570-5                                                                      55

          (b) Self-Employment. For purposes of this policy, outside employment includes self-employment.

          (c) Required Approvals. Due to the fiduciary nature of the Company's business, all potential conflicts of interest that could result from a Covered Person's outside employment should be discussed with the Covered Person's supervisor or manager and the Human Resources Department, prior to entering into additional employment relationships.

          (d)  Outside Directors Exempt. The Company recognizes that this
               Section 5 is not applicable to directors who do not also serve in management positions within the Company.

6.       Confidentiality.

          (a) Confidentiality Obligation. Covered Persons are responsible for maintaining the confidentiality of information entrusted to them as a result of their roles with the Company, except when disclosure is authorized or legally mandated. The sensitive nature of the investment business requires that the Company keep its customers' confidence and trust. Covered Persons must be continuously sensitive to the confidential and privileged nature of the information to which they have access concerning the Company and its clients and customers, and must exercise the utmost discretion when discussing any work-related matters with third parties. Each Covered Person must safeguard the Company's confidential information and not disclose it to a third party (other than a third party having a duty of confidentiality to the Company) without the prior consent of senior management.

          (b) What Is Confidential Information. "Confidential information" includes but is not limited to information, knowledge, ideas, documents or materials that are owned, developed or possessed by the Company or that in some other fashion are related to confidential or proprietary matters of the Company, its business, customers, shareholders, Covered Persons or brokers. It includes all business, product, marketing, financial, accounting, personnel, operations, supplier, technical and research information. It also includes computer systems, software, documentation, creations, inventions, literary works, developments, discoveries and trade secrets. Confidential information includes any non-public information of the Company that might be of use to competitors, or harmful to the Company or its customers, if disclosed.

          (c) Acknowledgment. All employees of the Company are expected to sign an acknowledgment regarding the confidentiality policy set forth above at the time they become employed with the Company.

          (d) Length of Confidentiality Obligations. Covered Persons are expected to comply with the confidentiality policy not only for the duration of their employment or service with the Company, but also after the end of their employment or service with the Company.


18570-5                                                                      56

          (e) Confidentiality Under the Code. All reports and records prepared or maintained pursuant to this Code shall be considered confidential and shall be maintained and protected accordingly.

7.       Ownership of Intellectual Property.

          (a) Company Ownership. The Company owns all of the work performed by Covered Persons at and/or for the Company, whether partial or completed. All Covered Persons shall be obligated to assign to the Company all "intellectual property" that is created or developed by Covered Persons, alone or with others, while working for the Company.

          (b) What Is Intellectual Property. "Intellectual Property" includes all trademarks and service marks, trade secrets, patents and patent subject matter and inventor rights in the United States and foreign countries and related applications. It includes all United States and foreign copyrights and subject matter and all other literary property and author rights, whether or not copyrightable. It includes all creations, not limited to inventions, discoveries, developments, works of authorship, ideas and know-how. It does not matter whether or not the Company can protect them by patent, copyright, trade secrets, trade names, trade or service marks or other intellectual property right. It also includes all materials containing any intellectual property. These materials include but are not limited to computer tapes and disks, printouts, notebooks, drawings, artwork and other documentation. To the extent applicable, non-trade secret intellectual property constitutes a "work made for hire" owned by the Company, even if it is not a trade secret.

          (c) Exceptions. The Company will not be considered to have a proprietary interest in a Covered Person's work product if: (i) the work product is developed entirely on the Covered Person's own time without the use or aid of any Company resources, including without limitation, equipment, supplies, facilities or trade secrets; (ii) the work product does not result from the Covered Person's employment with the Company; and (iii) at the time a Covered Person conceives or reduces the creation to practice, it is not related to the Company's business nor the Company's actual or expected research or development.

          (d) Required Disclosure. All Covered Persons must disclose to the Company all intellectual property conceived or developed while working for the Company. If requested, a Covered Person must sign all documents necessary to memorialize the Company's ownership of intellectual property under this policy. These documents include but are not limited to assignments and patent, copyright and trademark applications.

8. Corporate Opportunities. Covered Persons are prohibited from (i) taking for themselves opportunities that are discovered through the use of Company property, information or position, (ii) using Company property, information or position for personal gain, and/or (iii) competing with the Company.

9. Fair Dealing. Each Covered Person should endeavor to deal fairly with the Company's customers, suppliers, competitors and Covered Persons and not to take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair dealing practice.


18570-5                                                                      57

10. Protection and Use of Company Property. All Covered Persons should protect the Company's assets and ensure they are used for legitimate business purposes during employment with the Company. Improper use includes unauthorized personal appropriation or use of the Company's assets, data or resources, including computer equipment, software and data.

11.      Standards of Business Conduct.

          (a) Respectful Work Environment. The Company is committed to fostering a work environment in which all individuals are treated with respect and dignity. Each individual should be permitted to work in a business-like atmosphere that promotes equal employment opportunities.

          (b) Prohibited Conduct. The following conduct will not be tolerated and could result in disciplinary action, including termination:

               (i) Any act which causes doubt about a Covered Person's integrity, such as the falsifying of Company records and documents, competing in business with the Company, divulging trade secrets, or engaging in any criminal conduct.

               (ii) Any act which may create a dangerous situation, such as carrying weapons, firearms or explosives on Company premises or surrounding areas, assaulting another individual, or disregarding property and safety standards.

               (iii) The use, sale, or purchase, or attempted use, sale or purchase of alcohol or illegal drugs while at work or reporting to work in a condition not fit for work, such as reporting to work under the influence of alcohol or illegal drugs.

               (iv) Insubordination, including refusal to perform a job
                    assignment or to follow a reasonable request from a Covered Person's manager or supervisor, or discourteous conduct toward customers, associates, or supervisors.

               (v) Harassment of any form including threats, intimidation, abusive behavior and/or coercion of any other person in the course of doing business.

               (vi) Falsification or destruction of any timekeeping record, intentionally clocking in on another Covered Person's attendance or timekeeping record, assisting another Covered Person's tampering with their attendance record or tampering with one's own attendance record.

               (vii) Failure to perform work, which meets the
                    standards/expectations of the Covered Person's position.

               (viii) Excessive absenteeism, chronic tardiness, or consecutive absence of 3 or more days without notification or authorization.


18570-5                                                                      58

               (ix) Any act of dishonesty or falsification of any Company records or documents, including obtaining employment based on false, misleading, or omitted information.

          (c) Disciplinary Action. A Covered Person or the Company may terminate the employment or service relationship at will, at any time, without cause or advance notice. Thus, the Company does not strictly adhere to a progressive disciplinary system since each incident of misconduct may have a different set of circumstances or differ in its severity. The Company will take such disciplinary action as it deems appropriate and commensurate with any misconduct of the Covered Person.

12.      Disclosure in Reports and Documents.



          (a) Filings and Public Materials. It is important that the Company's filings with the Securities and Exchange Commission (the "SEC") and other federal, state, domestic and international regulatory agencies are full, fair, accurate, timely and understandable. The Company also makes many other filings with the SEC and other domestic and international regulatory agencies on behalf of the funds that its subsidiaries and affiliates manage. Further, the Company prepares mutual fund account statements, client investment performance information, prospectuses and advertising materials that are sent out to its mutual fund shareholders and clients.

          (b) Disclosure and Reporting Policy. The Company's policy is to comply with all applicable disclosure, financial reporting and accounting regulations applicable to the Company. The Company maintains the highest commitment to its disclosure and reporting requirements, and expects all Covered Persons to record information accurately and truthfully in the books and records of the Company.

          (c) Information for Filings. Depending on his or her position with the Company, a Covered Person, may be called upon to provide necessary information to ensure that the Company's public reports and regulatory filings are full, fair, accurate, timely and understandable. The Company expects all Covered Persons to be diligent in providing accurate information to the inquiries that are made related to the Company's public disclosure requirements.

          (d) Disclosure Controls and Procedures and Internal Control Over Financial Reporting. Covered Persons are required to cooperate and comply with the Company's disclosure controls and procedures and internal control over financial reporting so that the Company's reports and documents filed with the SEC and other federal, state, domestic and international regulatory agencies comply in all material respects with applicable laws, and rules and regulations, and provide full, fair, accurate, timely and understandable disclosure.

13. Relationships with Government Personnel. Covered Persons should be aware that practices that may be acceptable in the commercial business environment (such as providing certain transportation, meals, entertainment and other things of nominal value) may be

18570-5                                                                      59
         entirely unacceptable and even illegal when they relate to government employees or others who act on the government's behalf. Therefore, Covered Persons are required to comply with the relevant laws and regulations governing relations between government employees and customers and suppliers in every country where the Company conducts business. Covered persons are prohibited from giving money or gifts directly or indirectly to any official or any employee of a governmental entity if doing so could reasonably be construed as having any connection with the Company's business relationship. Any proposed payment or gift directly or indirectly to a government official or employee must be reviewed in advance by the Global Compliance Department, even if such payment is common in the country of payment.

14. Political Contributions. Election laws in many jurisdictions generally prohibit political contributions by corporations to candidates. Many local laws also prohibit corporate contributions to local political campaigns. In accordance with these laws, the Company does not make direct contributions to any candidates for federal, state or local offices where applicable laws make such contributions illegal and, in such cases, contributions to political campaigns must not be made with or reimbursed by the Company's funds or resources. The Company's funds and resources include (but are not limited to) the Company's facilities, office supplies, letterhead, telephones and fax machines. This policy does not prohibit employees from making personal political contributions as they see fit in accordance with all applicable laws.

15.      Accountability for Adherence to the Code.

          (a) Honesty and Integrity. The Company is committed to uphold ethical standards in all of its corporate and business activities. All Covered Persons are expected to perform their work with honesty, truthfulness and integrity and to comply with the general principles set forth in the Code. Covered Persons are also expected to perform their work with honesty and integrity in any areas not specifically addressed by the Code.

          (b) Disciplinary Actions. A violation of the Code may result in appropriate disciplinary action including the possible termination from employment with the Company. Nothing in this Code restricts the Company from taking any disciplinary action on any matters pertaining to the conduct of a Covered Person, whether or not expressly set forth in the Code.

          (c) Annual Certifications. Directors and Executive Officers will be required to certify annually, on a form to be provided by the Global Compliance Department, that they have received, read and understand the Code and have complied with the requirements of the Code.

          (d)  Training and Educational Requirements.

               (i) Orientation. New Covered Persons will receive a copy of the Code during the orientation process conducted by representatives of the Human Resources Department and shall acknowledge that they have received, read and understand the Code and will comply with the requirements of the Code.

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


               (ii) Continuing Education. Covered Persons shall be required to complete such additional training and continuing education requirements regarding the Code and matters related to the Code as the Company shall from time to time establish.

16.      Reporting Violations of the Code.

          (a) Questions and Concerns. Described in this Code are procedures generally available for addressing ethical issues that may arise. As a general matter, if a Covered Person has any questions or concerns about compliance with this Code he or she is encouraged to speak with his or her supervisor, manager, representatives of the Human Resources Department, the Legal Department, the General Counsel of Franklin Resources, Inc. or the Global Compliance Department.

          (b) Compliance and Ethics Hot-Line. If a Covered Person does not feel comfortable talking to any of the persons listed above for any reason, he or she should call the Compliance and Ethics Hot-Line. (The telephone number for the Compliance and Ethics Hot-Line is located on the Company's Intranet website through the People Page.) If a Covered Person does not feel comfortable stating his or her name, calls to the Compliance and Ethics Hot-Line may be made anonymously.

          (c) Responsibility to Report Violations of the Code and Law. As part of its commitment to ethical and lawful conduct, the Company strongly encourages Covered Persons to promptly report any suspected violations of this Code or law.

          (d) Confidentiality and Investigation. The Company will treat the information set forth in a report of any suspected violation of the Code or law, including the identity of the caller, in a confidential manner and will conduct a prompt and appropriate evaluation and investigation of any matter reported. Covered Persons are expected to cooperate in any investigations of reported violations.

          (e) Protection of Covered Persons. By law, the Company may not discharge, demote, suspend, threaten, harass, or in any other manner discriminate against an employee in the terms and conditions of employment because of any lawful act done by the employee to provide information or otherwise assist in an investigation regarding any conduct which the employee reasonably believes constitutes a violation of any rule or regulation of the SEC or any provision of federal law relating to fraud against shareholders when the information or assistance is provided to or the investigation is conducted by, among others, a person(s) working for the Company with the authority to investigate, discover or terminate misconduct. To encourage Covered Persons to report violations of illegal or unethical conduct, the Company will not allow retaliation to be taken against any Covered Person who has made a report of such conduct in good faith.

          (f) Accounting/Auditing Complaints. The law requires that the Company's Audit Committee have in place procedures for the receipt, retention and treatment of complaints concerning accounting, internal accounting controls, or auditing matters and procedures for Covered Persons to submit their concerns regarding questionable accounting or auditing matters.

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


               Complaints concerning accounting, internal accounting controls or auditing matters will be directed to the attention of the Audit Committee, or the appropriate members of that committee. For direct access to the Company's Audit Committee, please address complaints regarding accounting, internal accounting controls, or auditing matters to:

                  Audit Committee
                  Franklin Resources, Inc.
                  One Franklin Parkway
                  San Mateo, California 94403

               Complaints or concerns regarding accounting or auditing matters may also be made to the Compliance and Ethics Hot-Line. (The telephone number for Compliance and Ethics Hot-Line is located on the Company's Intranet website through the People Page.) If a Covered Person does not feel comfortable stating his or her name, calls to the Compliance and Ethics Hot-Line may be made anonymously.

17.  Waivers of the Code.

          (a) Waivers by Directors and Executive Officers. Any change in or waiver of this Code for Directors or Executive Officers may be made only by the Board or a committee thereof in the manner described in Section 17(d) below, and any such waiver (including any implicit waiver) shall be promptly disclosed to stockholders of Franklin Resources, Inc. to the extent required by the rules of the SEC, the corporate governance listing standards of the New York Stock Exchange and any other applicable laws, rules and regulations.

          (b) Waivers by Other Covered Persons. Any requests for waivers of this Code for Covered Persons other than Directors and Executive Officers may be made to the Global Compliance Department in the manner described in Section 17(e) below.

          (c) Definition of Waiver. For the purposes of the Code, the term "waiver" shall mean a material departure from a provision of the Code. An "implicit waiver" shall mean the failure of the Company to take action within a reasonable period of time regarding a material departure from a provision of the Code that has been made known to an Executive Officer.

          (d)  Manner for Requesting Director and Executive Officer Waivers.

               (i) Request and Criteria. If a Director or Executive Officer wishes to request a waiver of this Code, the Director or Executive Officer may submit to the Director of Global Compliance or the Global Compliance Department a written request for a waiver of the Code only if he/she can demonstrate that such a waiver:

                    (A) is necessary to alleviate undue hardship or in view of unforeseen circumstances or is otherwise appropriate under all the relevant facts and circumstances;

18570-5                                                                      62

                    (B) will not be inconsistent with the purposes and objectives of the Code;

                    (C) will not adversely affect the interests of clients of the Company or the interests of the Company; and

                    (D) will not result in a transaction or conduct that would violate provisions of applicable laws or regulations.

               (ii) Discretionary Waiver and Response. The Global Compliance
                    Department will forward the waiver request to the Board or a committee thereof for consideration. Any decision to grant a waiver from the Code shall be at the sole and absolute discretion of the Board or committee thereof, as appropriate. The Secretary of Franklin Resources, Inc. will advise the Global Compliance Department in writing of the Board's decision regarding the waiver, including the grounds for granting or denying the waiver request. The Global Compliance Department shall promptly advise the Director or Executive Officer in writing of the Board's decision.

          (e)  Manner for Requesting Other Covered Person Waivers.

               (i) Request and Criteria. If a Covered Person who is a non-Director and non-Executive Officer wishes to request a waiver of this Code, the Covered Person may submit to the Global Compliance Department a written request for a waiver of the Code only if he/she can demonstrate that such a waiver would satisfy the same criteria set forth in Section 17(d).

               (ii) Discretionary Waiver and Response. The Director of Global
                    Compliance Department (or his/her designee) shall, after appropriate consultation with the applicable business unit head, forward the waiver request to the General Counsel Franklin Resources, Inc. for consideration. The decision to grant a waiver request shall be at the sole and absolute discretion of the General Counsel of Franklin Resources, Inc. The General Counsel will advise the Global Compliance Department in writing of his/her decision regarding the waiver, including the grounds for granting or denying the waiver request. The Global Compliance Department shall promptly advise the Covered Person in writing of the General Counsel's decision.

18. Internal Use. The Code is intended solely for the internal use by the Company and does not constitute an admission, by or on behalf of the Company, as to any fact, circumstance, or legal conclusion.

19. Other Policies and Procedures. The "Code of Ethics and Policy Statement on Insider Trading" under Rule 17j-1 pursuant to the Investment Company Act of 1940, as amended and other policies and procedures adopted by the Company or entities within the Company are additional requirements that, depending upon the specific terms of such policies and procedures, may apply to some or all Covered Persons.

           Appendix D last revised October 16, 2006 (document 45401-4)


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                INSIDER TRADING COMPLIANCE POLICY AND PROCEDURES

A.       Legal Requirement
         Pursuant to the Insider Trading and Securities Fraud Enforcement Act of 1988, No officer, director, employee, consultant acting in a similar capacity, or other person associated with Franklin Templeton Investments may trade, either personally or on behalf of clients, including all client assets managed by the entities in Franklin Templeton Investments, on material non-public information or communicating material non-public information to others in violation of the law. This conduct is frequently referred to as "insider trading." Franklin Templeton Investment's Insider Trading Compliance Policy and Procedures applies to every officer, director, employee or other person associated with Franklin Templeton Investments and extends to activities within and outside their duties with Franklin Templeton Investments. Every officer, director and employee must read and retain this policy statement. Any questions regarding Franklin Templeton Investments Insider Trading Compliance Policy and Procedures or the Compliance Procedures should be referred to the Legal Department.

         The term "insider trading" is not defined in the federal securities laws, but generally is used to refer to the use of material non-public information to trade in securities (whether or not one is an "insider") or to communications of material non-public information to others.

         While the law concerning insider trading is not static, it is generally understood that the law prohibits:

         (1) trading by an insider, while in possession of material non-public information; or

         (2) trading by a non-insider, while in possession of material non-public information, where the information either was disclosed to the non-insider in violation of an insider's duty to keep it confidential or was misappropriated; or

         (3)      communicating material non-public information to others.

         The elements of insider trading and the penalties for such unlawful conduct are discussed below. If, after reviewing this policy statement, you have any questions, you should consult the Legal Department.

B.       Who is an Insider?
         The concept of "insider" is broad. It includes officers, directors and employees of a company. In addition, a person can be a "temporary insider" if he or she enters into a special confidential relationship in the conduct of a company's affairs and as a result is given access to information solely for the company's purposes. A temporary insider can include, among others, a company's outside attorneys, accountants, consultants, bank lending officers, and the employees of such organizations. In addition, an investment adviser may become a temporary insider of a company it advises or for which it performs other services. According to the U.S. Supreme Court, the company must expect the outsider to keep the disclosed non-public information confidential and the relationship must at least imply such a duty before the outsider will be considered an insider.

C.       What is Material Information?
         Trading on inside information is not a basis for liability unless the information is material. "Material information" generally is defined as information for which there is a substantial likelihood that a reasonable investor would consider it important in making his or her investment decisions, or information that is reasonably certain to have a substantial effect on the price of the company's securities. Information that officers, directors and employees should consider material includes, but is not limited to: dividend changes, earnings estimates, changes in previously released earnings estimates, significant merger or acquisition proposals or agreements, major litigation, liquidation problems, and extraordinary management developments.

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         Material information does not have to relate to a company's business.
For example, in Carpenter v. U.S., 108 U.S. 316 (1987), the Supreme Court considered as material certain information about the contents of a forthcoming newspaper column that was expected to affect the market price of a security. In that case, a Wall Street Journal reporter was found criminally liable for disclosing to others the dates that reports on various companies would appear in the Wall Street Journal and whether those reports would be favorable or not.

D.       What is Non-Public Information?
         Information is non-public until it has been effectively communicated to the marketplace. One must be able to point to some fact to show that the information is generally public. For example, information found in a report filed with the Securities and Exchange Commission ("SEC"), or appearing in Dow Jones, Reuters Economic Services, The Wall Street Journal or other publications of general circulation would be considered public.

E.       Basis for Liability
         1.       Fiduciary Duty Theory
         In 1980, the Supreme Court found that there is no general duty to disclose before trading on material non-public information, but that such a duty arises only where there is a fiduciary relationship. That is, there must be a relationship between the parties to the transaction such that one party has a right to expect that the other party will not disclose any material non-public information or refrain from trading. Chiarella v. U.S., 445 U.S. 22 (1980).

         In Dirks v. SEC, 463 U.S. 646 (1983), the Supreme Court stated alternate theories under which non-insiders can acquire the fiduciary duties of insiders. They can enter into a confidential relationship with the company through which they gain information (e.g., attorneys, accountants), or they can acquire a fiduciary duty to the company's shareholders as "tippees" if they are aware or should have been aware that they have been given confidential information by an insider who has violated his fiduciary duty to the company's shareholders.

         However, in the "tippee" situation, a breach of duty occurs only if the insider personally benefits, directly or indirectly, from the disclosure. The benefit does not have to be pecuniary but can be a gift, a reputational benefit that will translate into future earnings, or even evidence of a relationship that suggests a quid pro quo.

         2.       Misappropriation Theory
         Another basis for insider trading liability is the "misappropriation" theory, under which liability is established when trading occurs on material non-public information that was stolen or misappropriated from any other person. In U.S. v. Carpenter, supra, the Court found, in 1987, a columnist defrauded The Wall Street Journal when he stole information from the Wall Street Journal and used it for trading in the securities markets. It should be noted that the misappropriation theory can be used to reach a variety of individuals not previously thought to be encompassed under the fiduciary duty theory.

F.       Penalties for Insider Trading
         Penalties for trading on or communicating material non-public information are severe, both for individuals involved in such unlawful conduct and their employers A violation of the Code resulting in a violation of the law will be severely sanctioned, with disciplinary action including but not limited to termination. Please refer to Part 7 - Penalties for Violations of the Code. A person can be subject to some or all of the penalties below even if he or she does not personally benefit from the violation. Penalties include:

          o    civil injunctions;



18570-5                                                                      65

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          o    treble damages;
          o    disgorgement of profits;
          o    jail sentences;
          o fines for the person who committed the violation of up to three times the profit gained or loss avoided, whether or not the person actually benefited; and
          o fines for the employer or other controlling person of up to the greater of $1,000,000 or three times the amount of the profit gained or loss avoided.

         In addition, any violation of this policy statement can result in serious sanctions by Franklin Templeton Investments, including dismissal of any person involved.

G.       Insider Trading Procedures
         All employees shall comply with the following procedures.

         1.       Identifying Inside Information

         Before trading for yourself or others, including investment companies or private accounts managed by Franklin Templeton Investments, in the securities of a company about which you may have potential inside information, ask yourself the following questions:

          o    Is the information material?

          o Is this information that an investor would consider important in making his or her investment decisions?

          o Is this information that would substantially affect the market price of the securities if generally disclosed?

          o    Is the information non-public?

          o    To whom has this information been provided?

          o Has the information been effectively communicated to the marketplace (e.g., published in Reuters, The Wall Street Journal or other publications of general circulation)?

If, after consideration of these questions, you believe that the information may be material and non-public, or if you have questions as to whether the information is material and non-public, you should take the following steps:

(i) Report the matter immediately to the designated Compliance Officer, or if he or she is not available, to the Legal Department.

(ii) Do not purchase or sell the securities on behalf of yourself or others, including investment companies or private accounts managed by Franklin Templeton Investments.


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(iii)             Do not communicate the information inside or outside Franklin
                  Templeton Investments , other than to the Compliance Officer or the Legal Department.

(iv) The Compliance Officer shall immediately contact the Legal Department for advice concerning any possible material, non-public information.

(v) After the Legal Department has reviewed the issue and consulted with the Compliance Officer, you will be instructed either to continue the prohibitions against trading and communication noted in (ii) and (iii), or you will be allowed to trade and communicate the information.

(vi) In the event the information in your possession is determined by the Legal Department or the Compliance Officer to be material and non-public, it may not be communicated to anyone, including persons within Franklin Templeton Investments, except as provided in (i) above. In addition, care should be taken so that the information is secure. For example, files containing the information should be sealed and access to computer files containing material non-public information should be restricted to the extent practicable. Securities for which there is material, non-public information shall be placed on the personal trading restricted list for a timeframe determined by the Compliance Officer.


         2.       Restricting Access to Other Sensitive Information

         All Franklin Templeton Investments personnel also are reminded of the need to be careful to protect from disclosure other types of sensitive information that they may obtain or have access to as a result of their employment or association with Franklin Templeton Investments.

H.       General Access Control Procedures
                   Franklin Templeton Investments has established a process by which access to company files that may contain sensitive or non-public information such as the Bargain List and the Source of Funds List is carefully limited. Since most of Franklin Templeton Investments files, which contain sensitive information, are stored in computers, personal identification numbers, passwords and/or code access numbers are distributed to Franklin Templeton Investments computer Access Persons only. This activity is monitored on an ongoing basis. In addition, access to certain areas likely to contain sensitive information is normally restricted by access codes.


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                     FAIR DISCLOSURE POLICIES AND PROCEDURES
A.       What is Regulation FD?
 Regulation FD under the Securities Exchange Act of 1934, as amended, prohibits certain persons associated with FRI, its affiliates, and its subsidiaries (FRI together with its affiliates and subsidiaries, collectively, "FTI"), closed-end funds advised by an investment advisory subsidiary of FRI ("FTI Closed-End Funds") and certain persons associated with the FTI investment advisers to the FTI Closed-End Funds, from selectively disclosing material nonpublic information about FRI or the FTI Closed-End Funds or their respective securities to certain securities market professionals and security holders. Regulation FD is designed to promote the full and fair disclosure of information by issuers such as FRI and the FTI Closed-End Funds.

The scope of Regulation FD is limited. Regulation FD applies to FRI and FTI Closed-End Funds, but does not apply to open-end investment companies managed by FTI investment advisers. Regulation FD also does not apply to all communications about FRI or FTI Closed-End Funds with outside persons. Rather, Regulation FD applies only to communications to securities market professionals and to any security holder of FRI or FTI Closed-End Funds under circumstances in which it is reasonably foreseeable that such security holder will trade on the basis of the information. In addition, Regulation FD does not apply to all employees and officers. It only applies to certain senior officials (directors, executive officers, investor relations or public relations officers, or other persons of similar functions) of FRI and the FTI investment advisers to the FTI Closed-End Funds and any other officer, employee or agent of FRI and the FTI Closed-End Funds. Consequently, Regulation FD and the Franklin Templeton Investments Fair Disclosure Policies and Procedures (the "Policies and Procedures") will not apply to a variety of legitimate, ordinary-course business communications with customers, vendors, government regulators, etc. or to disclosures made to the public media. Irrespective of Regulation FD, all FTI personnel must comply with the "Franklin Templeton Investment Insider Trading Compliance Policy and Procedures" and should be aware that disclosure of material nonpublic information to another person may constitute a form of illegal insider trading called "tipping."

B.       FTI's Corporate Policy for Regulation FD

FTI is committed to being fully compliant with Regulation FD. It is not the intention of these Policies and Procedures, however, to interfere with legitimate, ordinary-course business communications or disclosures made to the public media or governmental agencies and excluded from Regulation FD. FTI believes it is in its best interest to maintain an active and open dialogue with securities market professionals, security holders and investors regarding FRI and the FTI Closed-End Funds. In compliance with Regulation FD, FTI will continue to provide current and potential security holders access to key information reasonably required for making an informed decision on whether to invest in shares of FRI or FTI Closed-End Funds. FTI personnel will make appropriate announcements and conduct interviews about FRI and FTI Closed-End Funds with the media, in accordance with Corporate Communication's policies and procedures regarding such announcements or interviews and in compliance with Regulation FD.

C.       General Provisions of Regulation FD
         Whenever:

1) an issuer, or person acting on its behalf (i.e. any senior official of FRI or the FTI investment adviser to an FTI Closed-End Fund, or any other officer, employee or agent of FRI or an FTI Closed-End Fund who regularly communicates with securities professionals or security holders of FRI or the FTI Closed-End Fund, or any employee directed to make a disclosure by a member of senior management)

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2)       discloses any material non-public information (see below under
         Frequently Asked Questions for a discussion of "materiality" and "non-public" information)

3) to certain specified persons (generally, securities market professionals or security holders of FRI or an FTI Closed-End Fund under circumstances in which it is reasonably foreseeable that such security holders will trade on the basis of the information)

         Then:

     (4) the issuer shall make public disclosure of that same information:


          o    simultaneously (for intentional disclosures), or

          o promptly (for non-intentional disclosures). In the case of non-intentional disclosures, "promptly" means as soon as reasonably practicable (but in no event longer than 24 hours (or the commencement of the next day's trading on the NYSE, whichever is later), after a senior official of FRI or the FTI investment adviser to the applicable FTI Closed-End Fund learns that there has been a non-intentional disclosure and knows, or is reckless in not knowing, that the information is both material and non-public.

D.   Persons to whom selective disclosure may not be made:

     (1)  broker-dealers and their associated persons;

     (2) investment advisers, certain institutional investment managers and their associated persons,

     (3)  investment companies, hedge funds and their affiliated persons, and

     (4) holders of securities of FRI or an FTI Closed-End Fund, under circumstances in which it is reasonably foreseeable that the person would purchase or sell such securities on the basis of the information.

Regulation FD is designed to cover sell-side analysts, buy-side analysts, large institutional investment managers, and other market professionals who may be likely to trade on the basis of selectively disclosed information.

E.       Exclusions from Regulation FD

Certain disclosures are excluded from the coverage of Regulation FD:

     (1) communications to "temporary insiders" who owe a duty of trust or confidence to the issuer (i.e. attorneys, investment bankers, or accountants);

     (2) communications to any person who expressly agrees to maintain the information in confidence (e.g., disclosures by a public company to private investors in private offerings following an agreement to maintain the confidentiality of the information received);

     (3) communications to an entity whose primary business is the issuance of credit ratings, provided the information is disclosed solely for the purpose of developing a credit rating and the entity's ratings are publicly available; and

     (4) communications made in connection with most offerings of securities registered under the Securities Act of 1933.

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F. Methods of Public Disclosure:

Regulation FD provides that an issuer's disclosure obligation may be met by any method or combination of methods of disclosure reasonably designed to provide broad, non-exclusionary distribution of the information to the public. Acceptable methods of public disclosure include:

     o Furnishing or filing with the SEC a Form 8-K (not applicable to closed-end investment companies);

     o press releases distributed through a widely circulated news or wire service; or

     o announcements made through press conferences or conference calls that interested members of the public may attend or listen to either in person, by telephonic transmission, or by other electronic transmission (including use of the Internet), of which the public has adequate advance notice and means of access.

Posting of new information on issuer's own website is not by itself a sufficient method of public disclosure. It may be used in combination with other methods.

G.       Training
Appropriate training will be provided to certain employees identified as follows:
     o    Corporate Communications Department
     o    Portfolio managers of FTI Closed-End Funds and their assistants;
     o    Managers and supervisors of Customer Service Representatives.

As a part of this training, each employee will be notified that they should not communicate on substantive matters involving FRI or the FTI Closed-End Funds except in accordance with these Policies and Procedures.

H. Reporting Consequences

FTI personnel must promptly report to their supervisor or the Code of Ethics Administration Department any violations of these Policies and Procedures. Any violation of these Policies and Procedures may result in disciplinary action, up to and including termination of employment and/or referral to appropriate governmental agencies.


I.   Questions
All inquiries regarding these Policies and Procedures should be addressed to Barbara Green, Vice President, Deputy General Counsel and Secretary of FRI (650-525-7188), or Jim Davis, Director of Global Compliance (650-312-2832).


J.  Frequently Asked Questions

         When is disclosure considered intentional within the meaning of Regulation FD and when is disclosure considered non-intentional? Under Regulation FD, selective disclosure is considered intentional when the issuer (or person acting on its behalf) knows, or is reckless in not knowing, that the information disclosed is BOTH material and non-public. A non-intentional disclosure would be the inadvertent disclosure of material non-public information (i.e., a senior official later determines that the same information was not previously public or was material). For example, non-intentional selective disclosures may occur when senior officials inadvertently disclose material information in response to questions from analysts or security holders or when a decision is made to selectively disclose

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


         information that the company does not view as material but the market moves in response to the disclosure.

         What is non-public information?
         Information is non-public if it has not been disseminated in a manner making it available to investors generally.

         What is material information?
         The Supreme Court has held that a fact is material if there is a substantial likelihood that it would have been viewed by the reasonable investor as having significantly altered the `total mix' of information made available. Another way of considering whether information is material is if there is a substantial likelihood that a reasonable person would consider it important in deciding whether to buy or sell shares.

         Are there specific types of information that are considered material? There is no bright line test to determine materiality. However, below is a list of items that should be reviewed carefully to determine whether they are material.

          o An impending departure of a portfolio manager who is primarily responsible for day-to-day management of an FTI Closed-End Fund;
          o A plan to convert an FTI Closed-End Fund from a closed-end investment company to an open-end investment company;
          o A plan to merge an FTI Closed-End Fund into another investment company;
          o    Impending purchases or sales of particular portfolio securities;
          o    Information about FRI related to earnings or earnings forecasts;
          o Mergers, acquisitions, tender offers, joint ventures, or material change in assets;
          o    Changes in control or in management;
          o Change in auditors or auditor notification that the issuer may no longer rely on an auditor's audit report;
          o    Events regarding the securities of FRI or an FTI Closed-End Fund
               - e.g., repurchase plans, stock splits or changes in dividends, calls of securities for redemption, changes to the rights of security holders, and public or private sales of additional securities; and
          o    Bankruptcies or receiverships.

         Are all issuer communications covered by Regulation FD?
         No. Regulation FD applies only to communications by an issuer's senior officials and others who regularly communicate with securities market professionals or security holders of the issuer. Regulation FD isn't intended to apply to persons who are engaged in ordinary-course business communications in connection with the issuer or to interfere with disclosures to the media. However, the traditional disclosure concerns (such as "tipping" material non-public information and leaking disclosure into the market) still apply.

         Are communications to the public media covered by Regulation FD?
         No. However, an interview with a reporter is not the best way to disseminate material information to the public and is not a method of public disclosure mentioned by the SEC as a means to satisfy Regulation FD.

         Are one-on-one discussions with analysts permitted?
         Yes. Regulation FD is not intended to undermine the role of analysts in "sifting through and extracting information that may not be significant to the ordinary investor to reach material conclusions." However, without an agreement from an analyst to maintain material non-public


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


         information in confidence until the information is made public by the issuer, persons covered by Regulation FD must not disclose material non-public information in one-on-one discussions with an analyst.

         May issuers provide guidance on earnings?
         Not selectively. Although many issuers have historically provided earnings guidance, the SEC observed in Regulation FD's adopting release that an issuer that has a private conversation with an analyst in which the issuer provides direct or indirect guidance as to whether earnings will be higher than, lower than or even the same as forecasted will likely violate Regulation FD. Moreover, Regulation FD may be violated simply by confirming in a non-public manner an earnings forecast that is already public, because such confirmation may be material.

 K.  Supplemental Information - SECs Division of Corporate Finance

The following supplemental information is from the fourth supplement to the telephone interpretation manual of the Division of Corporation Finance of the U.S. Securities and Exchange Commission. It contains interpretations issued by members of the staff of the Division of Corporation Finance in response to telephone inquiries relating to Regulation FD and was last modified by the staff in June of 2001.

             Interpretations Issued October 2000


               1. Can an issuer ever confirm selectively a forecast it has previously made to the public without triggering the rule's public reporting requirements?

                    Yes. In assessing the materiality of an issuer's confirmation of its own forecast, the issuer should consider whether the confirmation conveys any information above and beyond the original forecast and whether that additional information is itself material. That may depend on, among other things, the amount of time that has elapsed between the original forecast and the confirmation (or the amount of time elapsed since the last public confirmation, if applicable). For example, a confirmation of expected quarterly earnings made near the end of a quarter might convey information about how the issuer actually performed. In that respect, the inference a reasonable investor may draw from such a confirmation may differ significantly from the inference he or she may have drawn from the original forecast early in the quarter. The materiality of a confirmation also may depend on, among other things, intervening events. For example, if it is clear that the issuer's forecast is highly dependent on a particular customer and the customer subsequently announces that it is ceasing operations, a confirmation by the issuer of a prior forecast may be material.

                    We note that a statement by an issuer that it has "not changed," or that it is "still comfortable with," a prior forecast is no different than a confirmation of a prior forecast. Moreover, under certain circumstances, an issuer's reference to a prior forecast may imply that the issuer is confirming the forecast. If, when asked about a prior forecast, the issuer does not want to confirm it, the issuer may simply wish to say "no comment." If an issuer wishes to refer back to the prior estimate without implicitly confirming it, the issuer should make clear that the prior estimate was as of the date it was given and is not being updated as of the time of the subsequent statement.

               2.   Does Regulation FD create a duty to update?

                    No. Regulation FD does not change existing law with respect to any duty to update.

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


               3. If an issuer wants to make public disclosure of material nonpublic information under Regulation FD by means of a conference call, what information must the issuer provide in the notice and how far in advance should notice be given?

                    An adequate advance notice under Regulation FD must include the date, time, and call-in information for the conference call.
                    Issuers also should consider the following non-exclusive factors in determining what constitutes adequate advance notice of a conference call:
                    o Timing: Public notice should be provided a reasonable period of time ahead of the conference call. For example, for a quarterly earnings announcement that the issuer makes on a regular basis, notice of several days would be reasonable. We recognize, however, that the period of notice may be shorter when unexpected events occur and the information is critical or time sensitive.
                    o Availability: If a transcript or re-play of the conference call will be available after it has occurred, for instance via the issuer's website, we encourage issuers to indicate in the notice how, and for how long, such a record will be available to the public.

               4. Can an issuer satisfy Regulation FD's public disclosure requirement by disclosing material nonpublic information at a shareholder meeting that is open to all shareholders, but not to the public?

                    No. If a shareholder meeting is not accessible by the public, an issuer's selective disclosure of material nonpublic information at the meeting would not satisfy Regulation FD's public disclosure requirement.

               5. Could an Exchange Act filing other than a Form 8-K, such as a Form 10-Q or proxy statement, constitute public disclosure?

                    Yes. In general, including information in a document publicly filed on EDGAR with the SEC within the time frames that Regulation FD requires would satisfy the rule. In considering whether that disclosure is sufficient, however, companies must take care to bring the disclosure to the attention of readers of the document, must not bury the information, and must not make the disclosure in a piecemeal fashion throughout the filing.

               6. For purposes of Regulation FD, must an issuer wait some period of time after making a filing or furnishing a report on EDGAR that complies with the Exchange Act before making disclosure of the same information to a select audience?

                    Prior to making disclosure to a select audience, the issuer need only confirm that the filing or furnished report has received a filing date (as determined in accordance with Rules 12 and 13 of Regulation S-T) that is no later than the date of the selective disclosure.


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


               7. Can an issuer ever review and comment on an analyst's model privately without triggering Regulation FD's disclosure requirements?

                    Yes. It depends on whether, in so doing, the issuer communicates material nonpublic information. For example, an issuer ordinarily would not be conveying material nonpublic information if it corrected historical facts that were a matter of public record. An issuer also would not be conveying such information if it shared seemingly inconsequential data which, pieced together with public information by a skilled analyst with knowledge of the issuer and the industry, helps form a mosaic that reveals material nonpublic information. It would not violate Regulation FD to reveal this type of data even if, when added to the analyst's own fund of knowledge, it is used to construct his or her ultimate judgments about the issuer. An issuer may not, however, use the discussion of an analyst's model as a vehicle for selectively communicating - either expressly or in code - material nonpublic information.

               8. During a nonpublic meeting with analysts, an issuer's CEO provides material nonpublic information on a subject she had not planned to cover. Although the CEO had not planned to disclose this information when she entered the meeting, after hearing the direction of the discussion, she decided to provide it, knowing that the information was material and nonpublic. Would this be considered an intentional disclosure that violated Regulation FD because no simultaneous public disclosure was made?

                    Yes. A disclosure is "intentional" under Regulation FD when the person making it either knows, or is reckless in not knowing, that the information he or she is communicating is both material and nonpublic. In this example, the CEO knew that the information was material and nonpublic, so the disclosure was "intentional" under Regulation FD, even though she did not originally plan to make it.

               9. May an issuer provide material nonpublic information to analysts as long as the analysts expressly agree to maintain confidentiality until the information is public?

                    Yes.

               10. If an issuer gets an agreement to maintain material nonpublic information in confidence, must it also get the additional statement that the recipient agrees not to trade on the information in order to rely on the exclusion in Rule 100(b)(2)(ii) of Regulation FD?

                    No. An express agreement to maintain the information in confidence is sufficient. If a recipient of material nonpublic information subject to such a confidentiality agreement trades or advises others to trade, he or she could face insider trading liability.

               11. If an issuer wishes to rely on the confidentiality agreement exclusion of Regulation FD, is it sufficient to get an acknowledgment that the recipient of the material nonpublic information will not use the information in violation of the federal securities laws?

                    No. The recipient must expressly agree to keep the information confidential.

               12. Must road show materials in connection with a registered public offering be disclosed under Regulation FD?

                    Any disclosure made "in connection with" a registered public offering of the type excluded from Regulation FD is not subject to Regulation FD. That includes road shows in those offerings. All other road shows are subject to Regulation FD in the absence of

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


                    another applicable exclusion from Regulation FD. For example, a disclosure in a road show in an unregistered offering is subject to Regulation FD. Also, a disclosure in a road show made while the issuer is not in registration and is not otherwise engaged in a securities offering is subject to Regulation FD. If, however, those who receive road show information expressly agree to keep the material nonpublic information confidential, disclosure to them is not subject to Regulation FD.

               13. Can an issuer disclose material nonpublic information to its employees (who may also be shareholders) without making public disclosure of the information?

                    Yes. Rule 100(b)(1) states that Regulation FD applies to disclosures made to "any person outside the issuer." Regulation FD does not apply to communications of confidential information to employees of the issuer. An issuer's officers, directors, and other employees are subject to duties of trust and confidence and face insider trading liability if they trade or tip.

               14. If an issuer has a policy that limits which senior officials are authorized to speak to persons enumerated in Rule 100(b)(1)(i) - (b)(1)(iv), will disclosures by senior officials not authorized to speak under the policy be subject to Regulation FD?

                    No. Selective disclosures of material nonpublic information by senior officials not authorized to speak to enumerated persons are made in breach of a duty of trust or confidence to the issuer and are not covered by Regulation FD. Such disclosures may, however, trigger liability under existing insider trading law.

               15. A publicly traded company has decided to conduct a private placement of shares and then subsequently register the resale by those shareholders on a Form S-3 registration statement. The company and its investment bankers conduct mini-road shows over a three-day period during the private placement. Does the resale registration statement filed after completion of the private placement affect whether disclosure at the road shows is covered by Regulation FD?

                    No. The road shows are made in connection with an offering by the issuer that is not registered (i.e., the private placement), regardless of whether a registration statement is later filed for an offering by those who purchased in the private placement.

           Additional Interpretations Issued December 2000

               1. Does the mere presence of the press at an otherwise non-public meeting attended by persons outside the issuer described in paragraph (b)(1) of Rule 100 under Regulation FD render the meeting public for purposes of Regulation FD?

                    Regulation FD states that a company can make public disclosure by filing or furnishing a Form 8-K or by disseminating information through another method (or combination of methods) that is reasonably designed to provide broad, non-exclusionary distribution of the information to the public. Some companies may attempt to satisfy the latter method for public dissemination by merely having the press in attendance at a meeting to which the public is not invited or otherwise present. If it is attended by persons outside the issuer described in paragraph (b)(1) of Rule 100 under Regulation FD and if it is not

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


                    otherwise public, the meeting will not necessarily be deemed public for purposes of Regulation FD by the mere presence of the press at the meeting. Whether or not the meeting would be deemed public would depend, among other things, on when, what and how widely the press reports on the meeting.

               2. Is Regulation FD intended to replace the practice of using a press release to disseminate earnings information in advance of a conference call or webcast at which earnings information will be discussed?

                    No. In adopting Regulation FD, the Commission specifically indicated that it did not intend the regulation to alter or supplant the rules of self-regulatory organizations with respect to the use of press releases to announce material developments. In this regard, the Commission specifically endorsed a model for the planned disclosure of material information, such as earnings, in which the conference call or webcast is preceded by a press release containing the earnings information.


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



Appendix E:  Chinese Wall Policy

                             As revised August, 2004

The following revised memorandum updates the memo, dated November 19, 1999, and reflects changes to the Advisory Groups. The memorandum sets forth FTI's policies and procedures for restricting the flow of "Investment Information" and erecting barriers to prevent the flow of such "Investment Information" (the "Chinese Wall") between the following Advisory Groups:

1. Franklin Templeton Advisory Group ("Franklin Templeton");

2. Franklin Floating Rate Trust Advisory Group ("Floating Rate"); and

3. Franklin Mutual Advisory Group ("Franklin Mutual")

          "Investment Information" of each respective Advisory Group is information relating to:

               o actual and proposed trading on behalf of clients of the Advisory Group;

               o current and prospective Advisory Group client portfolio positions; and

               o investment research related to current and prospective positions.

Specifically, under the Chinese Wall, access persons(13) from these Advisory Groups (as defined in Appendix A) are prohibited from having access to Investment Information of an Advisory Group other than his or her own Advisory Group with the following exception: Access persons to Floating Rate may have access to Investment Information of Franklin Templeton, but access persons to Franklin Templeton may not have access to Floating Rate.

The Chinese Wall applies to all access persons, including part-time employees, and consultants, and are in addition to those obligations prescribed by Franklin Templeton Investments's Code of Ethics (the "Code of Ethics").

Questions regarding these procedures should be directed to the attention of the Director, Global Compliance, San Mateo, California at (650) 312-2832 or e-mailed to jdavis@frk.com.


GENERAL PROCEDURES

Confidentiality. Access persons within one Advisory Group (e.g., Franklin Templeton) may not disclose Investment Information to access persons of the other Advisory Group (e.g., Franklin Mutual). Any communication of Investment Information outside an Advisory Group should be limited to persons (such as Accounting, Investment Operations, Legal and Compliance personnel) who have a valid "need to know" such information and each of whom is specifically prohibited from disclosing Investment Information from one to another except when necessary for regulatory purposes. Nothing contained herein is designed to prohibit the proper exchange of accounting, operational, legal or compliance information among such persons in the normal course of performing his or her duties.



------------------------------------------------------
(13) The definition of access person is the same as that contained in the Code of Ethics.

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


Discussions. Access persons within one Advisory Group shall avoid discussing Investment Information in the presence of persons who do not have a need to know the information. Extreme caution should be taken with discussions in public places such as hallways, elevators, taxis, airplanes, airports, restaurants, and social gatherings. Avoid discussing confidential information on speakerphones. Mobile telephones should be used with great care because they are not secure.

Access. Access persons should limit physical access to areas where confidential or proprietary information may be present or discussed. Only persons with a valid business reason for being in such an area should be permitted. In this regard, meetings with personnel who are not members of the same Advisory Group should be conducted in conference rooms rather than employee offices. Work on confidential projects should take place in areas that are physically separate and secure.

Outside Inquiries. Any person not specifically authorized to respond to press or other outside inquiries concerning a particular matter shall refer all calls relating to the matter to the attention of the Director, Corporate Communications, Franklin Templeton Investments, in San Mateo, California, at
(650) 312-4701.

Documents and Databases. Confidential documents should not be stored in common office areas where they may be read by unauthorized persons. Such documents shall be stored in secure locations and not left exposed overnight on desks or in workrooms.

Confidential databases and other confidential information accessible by computer shall be protected by passwords or otherwise secured against access by unauthorized persons.

Faxing, Mailing and Emailing Procedures. Confidential documents shall not be faxed, e-mailed or sent via interoffice or other mailto locations where they may be read by unauthorized persons, including to other FRI offices outside the Advisory Group, unless steps have been taken to remove or redact any confidential information included in such documents. Prior to faxing a document that includes confidential information, the sender shall confirm that the recipient is attending the machine that receives such documents.




THE CHINESE WALL

General. FRI has adopted the Chinese Wall to separate investment management activities conducted by certain investment advisory subsidiaries of FRI. The Chinese Wall may be amended or supplemented from time to time by memoranda circulated by the Global Compliance Department.

Chinese Wall Restrictions. Except in accordance with the Wall-crossing procedures described below or in accordance with such other procedures as may be developed by the Global Compliance Department for a particular department or division:

* No access person in any Advisory Group (as defined in Appendix A) shall disclose Investment Information to any access person in the any other Advisory Group, or give such access persons access to any file or database containing such Investment Information; and

* No access person in any Advisory Group shall obtain or make any effort to obtain Investment Information within the any other Advisory Group from any person.

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


An access person who obtains Investment Information of an Advisory Group other than his or her own in a manner other than in accordance with the Chinese Wall procedures described herein, shall immediately notify an appropriate supervisory person in his or her department who, in turn, should consult with the Global Compliance Department concerning what, if any, action should be taken. Unless expressly advised to the contrary by the Global Compliance Department, such employee shall refrain from engaging in transactions in the related securities or other securities of the related issuer for any account and avoid further disclosure of the information.

Crossing Procedures. Disclosure of Investment Information of one Advisory Group to an access person in another Advisory Group on a "need to know" basis in the performance of his or her duties, should be made only if absolutely necessary. In such instance, the disclosure of such information may be made only in accordance with the specific procedures set forth below.

An access person within one Advisory Group must obtain prior approval from the Global Compliance Department before making any disclosure of Investment Information to an access person within the other Advisory Group.

Before approval is granted, the Global Compliance Department must be notified in writing by an Executive Officer within the Advisory Group (the "Originating Group") which proposes to cross the Chinese Wall of (1) the identity of the Advisory Group access person(s) who are proposed to cross the Chinese Wall, (2) the identity of the access person(s) in the other Advisory Group (the "Receiving Group") who are proposed to receive the Investment Information, (3) the applicable issuer(s), (4) the nature of the information to be discussed, and (5) the reason for crossing the Chinese Wall. The form of notice is attached to this Memorandum as Appendix B. The Global Compliance Department will notify an Executive Officer within the Receiving Group of the identity of the access person(s) who are proposed to cross the Chinese Wall. The Global Compliance Department may not disclose any additional information to such person.

If approval is obtained from an Executive Officer within the Receiving Group, the Global Compliance Department will notify the requesting Executive Officer in the Originating Group that the proposed Wall-crosser(s) may be contacted. Personnel from the Global Compliance Department or their designees must attend all meetings where Wall-crossing communications are made. Communications permitted by these crossing procedures shall be conducted in a manner not to be overheard or received by persons not authorized to receive confidential information.

A record of Wall-crossings will be maintained by the Global Compliance
Department.

An access person who has crossed the Chinese Wall under these procedures must maintain the confidentiality of the Investment Information received and may use it only for the purposes for which it was disclosed.

Any questions or issues arising in connection with these crossing procedures will be resolved between the appropriate Executive Officers(s), the Global Compliance Department and the Legal Department.




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


                                   APPENDIX A


As of JUNE 2004
                 FRANKLIN TEMPLETON INVESTMENT'S ADVISORY GROUPS

1.FRANKLIN/TEMPLETON ADVISORY GROUP Franklin Advisers, Inc.
  Franklin Advisory Services, LLC
  Franklin Investment Advisory Services, Inc.
  Franklin Private Client Group, Inc.
  Franklin Templeton Alternative Strategies, Inc.
  Franklin Templeton Asset Management S.A. (France)
  Franklin Templeton Fiduciary Bank & Trust Ltd. (Bahamas)
  Franklin Templeton Institutional Asia Limited (Hong Kong)
  Franklin Templeton Institutional, LLC
  Franklin Templeton Investments Corp (Canada)
  Franklin Templeton Investment Management, Limited (UK)
  Franklin Templeton Investment Trust Management Co., Ltd. (Korea)
  Franklin Templeton Investments Japan, Ltd.
  Franklin Templeton Investments (Asia) Limited (Hong Kong)
  Franklin Templeton Investments Australia Limited
  Franklin Templeton Italia Societa di Gestione del Risparimo per Azioni (Italy) Templeton/Franklin Investment Services, Inc.
  Templeton Investment Counsel, LLC
  Templeton Asset Management, Limited.
  Templeton Global Advisors Limited (Bahamas)
  Franklin Templeton Asset Management (India) Pvt. Ltd.
  Fiduciary Trust Company International (NY)
  Fiduciary International, Inc.
  Fiduciary Investment Management International, Inc.
  Fiduciary International Ireland Limited (Ireland)
  Fiduciary Trust International Limited (UK)
  Fiduciary Trust International of California
  Fiduciary Trust International of Delaware
  Fiduciary Trust International of the South (Florida)
  FTI -Banque Fiduciary Trust (Switzerland)

2.FRANKLIN FLOATING RATE TRUST ADVISORY GROUP

3. FRANKLIN MUTUAL ADVISORY GROUP
   Franklin Mutual Advisers, LLC


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

                                  APPENDIX B

                               M E M O R A N D U M

TO:         The Global Compliance Department - San Mateo

FROM:

RE:         Chinese Wall Crossing

DATE:

The following access person(s)

         Name                               Title                  Department

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


          within the _______________________ Advisory Group are proposing to cross the Chinese Wall and communicate certain Investment Information to the access persons within the ______________________ Advisory Group identified below.

         Name                               Title                     Department

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


Such access person(s) will cross the Chinese Wall with respect to the following issuer:
________________________________________________________________________________

________________________________________________________________________________


The following is a description of the nature of the information to be discussed by such access person(s):

________________________________________________________________________________

________________________________________________________________________________



APPROVED:
      ___________________________________    ___________________________________
      Executive Officer (Originating Group)  Executive Officer (Receiving Group)



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